                            Registration No. 33-19605

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     Post-Effective  Amendment No. 9
                                       to
                                    Form S-6

                      FOR REGISTRATION UNDER THE SECURITIES
                          ACT OF 1933 OF SECURITIES OF
                        UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2


A.    Exact name of Trust:   MML Bay State Variable Life Separate Account I

B.    Name of Depositor:     MML Bay State Life Insurance Company

C.    Complete address of    1295 State Street
      Depositor's principal  Springfield, MA  01111
      executive offices:


It is proposed that this filing will become effective (check appropriate box)

         immediately upon filing pursuant to paragraph (b) of Rule 485.
---

 X       on  May 1, 1997  pursuant to paragraph (b) of Rule 485.
---

         60 days after filing pursuant to paragraph (a) of Rule 485.
---

         on (date) pursuant to paragraph (a) of Rule 485.
---



----------------------------
STATEMENT PURSUANT TO RULE 24F-2

The Registrant has registered an indefinite number or amount of its variable life insurance contracts under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for Registrant's fiscal year ending December 31, 1996 was filed on February 28, 1997.

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

Item No. of
Form N-8B-2    Caption
-----------    -------

     1         Cover Page; Basic Questions and Answers About Us and Our Policy

     2         Cover Page; The Separate Account

     3         Not Applicable

     4         Sales and Other Agreements

     5         The Separate Account

     6         The Separate Account

     7         Not Applicable

     8         Not Applicable

     9         Legal Proceedings

     10 General Provisions of the Policy; Death Benefits Under the Policies; Free Look Provision; Account Value and Cash Surrender Value; Policy Loan Privilege; The Separate Account; The Guaranteed Principal Account; Charges Under the Policy; Sales and Other Agreements; When We Pay Proceeds; Payment Options; Our Rights; Your Voting Rights; Basic Questions and Answers About Us and Our Policy

     11        The Separate Account

     12        The Separate Account; Sales and Other Agreements

     13        The Separate Account; Charges Under the Policy

     14 Basic Questions and Answers About Us and Our Policy; The Separate Account; Sales and Other Agreements

     15 Basic Questions and Answers About Us and Our Policy; General Provisions of the Policy

     16        The Separate Account; Investment Return

     17        Cash Surrender Value; Withdrawal

     18        The Separate Account

                       CROSS REFERENCE TO ITEMS REQUIRED
                                BY FORM N-8B-2

Item No. of
Form N-8B-2    Caption
-----------    -------

     19        Service Agreement; Records and Reports

     20        Not Applicable

     21        Policy Loan Privilege

     22        Not Applicable

     23        Bonding Arrangement

     24        Limits on Our Right to Challenge the Policy; Suicide;
               Misstatement of Age or Sex; Assignment; Beneficiary; Our Rights; The Separate Account

     25        Basic Questions and Answers About Us and Our Policy

     26        Not Applicable

     27        Basic Questions and Answers About Us and Our Policy

     28        Directors and Principal Officers of MML Bay State Life Insurance
               Company

     29        Basic Questions and Answers About Us and Our Policy

     30        Not Applicable

     31        Not Applicable

     32        Not Applicable

     33        Not Applicable

     34        Not Applicable

     35        Basic Questions and Answers About Us and Our Policy

     36        Not Applicable

     37        Not Applicable

     38        Sales and Other Agreements

     39        Sales and Other Agreements

     40        Sales and Other Agreements

                       CROSS REFERENCE TO ITEMS REQUIRED
                                BY FORM N-8B-2

Item No. of
Form N-8B-2    Caption
-----------    -------

     41        Sales and Other Agreements

     42        Not Applicable

     43        Sales and Other Agreements

     44 The Separate Account; Investment return; Charges for Federal Income Tax; General Provisions of the Policy

     45        Not Applicable

     46        The Separate Account; Investment Return

     47        The Separate Account

     48        The Separate Account; Investment Return

     49        Not Applicable

     50        The Separate Account

     51        Cover Page; Basic Questions and Answers About Us and Our Policy

     52        The Separate Account; Our Rights

     53        Federal Income Tax Considerations

     54        Not Applicable

     55        Not Applicable

     56        Not Applicable

     57        Not Applicable

     58        Not Applicable

     59        Report of Independent Accountants and Financial Statements

                     MML BAY STATE LIFE INSURANCE COMPANY

                              Variable Life Plus

            FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY*

                ISSUED BY MML BAY STATE LIFE INSURANCE COMPANY


This Prospectus describes a flexible premium variable whole life insurance policy being offered by MML Bay State Life Insurance Company ("MML Bay State"). The Policy provides lifetime insurance protection and has flexibility with respect to premium payments and Death Benefits. Each Policyowner also has several investment alternatives. Allocations of premium may be made among a Guaranteed Principal Account ("GPA") and one or more of the four divisions (the Equity Division, the Money Market Division, the Managed Bond Division, and the Blend Division) of the Variable Life Plus segment of MML Bay State Variable Life Separate Account I (the "Separate Account"), after certain deductions have been made.

The Death Benefit may, and Cash Surrender Value of a Policy will, vary up or down depending on the investment performance of the Separate Account divisions. While there is no guaranteed minimum Cash Surrender Value for a Policy invested in the Separate Account, a Policy's Death Benefit will never be less than its Selected Face Amount. Furthermore, the Policy will not lapse provided there are sufficient funds available to pay certain monthly charges.

The divisions of the Separate Account have distinct investment portfolios. The Equity Division of the Separate Account invests in shares of MML Equity Fund. This fund invests primarily in common stocks and other equity securities. The Money Market Division invests in shares of MML Money Market Fund. This fund invests primarily in short-term debt instruments. The Managed Bond Division invests in shares of MML Managed Bond Fund. This fund invests primarily in publicly issued, readily marketable, fixed-income securities. The Blend Division invests in shares of MML Blend Fund. This fund invests in a portfolio of common stocks and other equity-type securities, bonds and other debt securities with maturities generally exceeding one year, and money market instruments and other debt securities with maturities generally not exceeding one year.

All Policies are serviced through MML Bay State's Principal Administrative Office. The Principal Administrative Office is located in Springfield, Massachusetts. The mailing address is MML Bay State Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111. The telephone number is (413) 788-8411. MML Bay State's home office is located in Jefferson City, Missouri.

                                  May 1, 1997

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE PROSPECTUS OF MML SERIES INVESTMENT FUND.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FURTHER REFERENCE.

THE PURPOSE OF THE POLICY WE ARE OFFERING IS TO PROVIDE INSURANCE PROTECTION FOR A POLICY'S BENEFICIARY. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR TO OR COMPARABLE TO A MUTUAL FUND'S SYSTEMATIC INVESTMENT PLAN.

REPLACING EXISTING INSURANCE WITH THE POLICY DESCRIBED IN THIS PROSPECTUS MAY NOT BE TO YOUR ADVANTAGE.

This Prospectus does not constitute an offer of, or solicitation of an offer to acquire, any interest or participation in the flexible premium variable whole life insurance policies offered by this Prospectus in any jurisdiction to anyone to whom it is unlawful to make such an offer or solicitation in such jurisdiction.

                                          * Title may vary in some jurisdictions

Table Of Contents

                                                                                                 Page
Definition of Terms .....................................................................           4
Basic Questions and Answers About Us and Our Policy .....................................           5
    What are MML Bay State and MassMutual? ..............................................           5
    What variable life insurance policy were we offering? ...............................           5
    Availability ........................................................................           5
    What is the Account Value of the Policy? ............................................           5
    What are the divisions of the Separate Account? .....................................           5
    What is the Guaranteed Principal Account? ...........................................           5
    Is the level of the Death Benefit guaranteed? .......................................           6
    Is the Death Benefit subject to income taxes? .......................................           6
    Does the Policy have a Cash Surrender Value? ........................................           6
    What is a modified endowment contract? ..............................................           6
    Can this policy become a modified endowment contract? ...............................           6
    What about Premiums? ................................................................           6
    Premium Payments ....................................................................           6
    When are Premiums put into the Guaranteed Principal Account or the
     Separate Account? ..................................................................           6
    How can the Net Premium and the Account Value of the Policy be allocated among
     the Guaranteed Principal Account and the Separate Account divisions? ...............           6
    How long will the Policy remain in force? ...........................................           6
    Are there charges against the Policy? ...............................................           7
    What is the loan privilege and how does a loan affect the Policy's Death
     Benefit and Cash Surrender Value? ..................................................           7
   Do I have a right to cancel? .........................................................           7
   Can the Policy be exchanged for a fixed benefit policy? ..............................           7
Charges Under the Policy ................................................................           7
   Deductions from Premiums .............................................................           7
    Sales Charge ........................................................................           7
    State Premium Tax Charge ............................................................           7
   Account Value Charges ................................................................           7
    Monthly Administrative Charge .......................................................           8
    Charge for Cost of Insurance Protection .............................................           8
   Separate Account Charges .............................................................           8
    Charges for Mortality and Expense Risks .............................................           8
    Charges for Federal Income Taxes ....................................................           8
   Surrender Charges ....................................................................           8
The Separate Account ....................................................................           9
   Investments of the Separate Account ..................................................           9
   Rates of Return ......................................................................          10
   Performance Illustration .............................................................          11
General Provisions of the Policy ........................................................          12
   Premiums .............................................................................          12
   Planned Premiums .....................................................................          12
   The Minimum Initial Premium ..........................................................          13
   Minimum and Maximum Premium Payments .................................................          13
   Termination ..........................................................................          13
   Grace Period .........................................................................          13
Death Benefit Under the Policy ..........................................................          13
   Selected Face Amount Changes .........................................................          13
Account Value and Cash Surrender Value ..................................................          14
   Account Value ........................................................................          14
   Investment Return ....................................................................          14
   Cash Surrender Value .................................................................          14
   Withdrawals ..........................................................................          14
Policy Loan Privilege ...................................................................          14
   Source of Loan .......................................................................          14
   If Loans Exceed the Policy Account Value .............................................          15
   Interest .............................................................................          15
   Repayment ............................................................................          15
   Interest on Loaned Value .............................................................          15
   Effect of Loan .......................................................................          15

Free Look Provision ...............................................................          15
Your Voting Rights ................................................................          15
Our Rights ........................................................................          16
Directors and Principal Officers of MML Bay State .................................          16
The Guaranteed Principal Account ..................................................          17
Federal Income Tax Considerations .................................................          17
   MML Bay State-Tax Status .......................................................          17
   Policy Proceeds, Premiums and Loans ............................................          17
   Modified Endowment Contracts ...................................................          18
   Qualified Plans ................................................................          19
   Diversification Standards ......................................................          19
Additional Provisions of the Policy ...............................................          19
   Reinstatement Option ...........................................................          19
   Payment Options ................................................................          19
   Fixed Amount Payment Option ....................................................          19
   Fixed Time Payment Option ......................................................          20
   Interest Payment Option ........................................................          20
   Lifetime Payment Option ........................................................          20
   Joint Lifetime Payment Option ..................................................          20
   Joint Lifetime Payment Option with Reduced Payments ............................          20
   Withdrawal Rights under Payment Options ........................................          20
   Additional Benefits You Can Get by Rider .......................................          20
    Waiver of Monthly Charges Rider ...............................................          20
    Accidental Death Benefit Rider ................................................          20
    Insurability Protection Rider .................................................          20
    Accelerated Death Benefit Rider ...............................................          20
   Beneficiary ....................................................................          20
   Assignment .....................................................................          20
   Limits on Our Right to Challenge the Policy ....................................          20
   Misstatement of Age or Sex .....................................................          21
   Suicide ........................................................................          21
   When We Pay Proceeds ...........................................................          21
Records and Reports ...............................................................          21
Sales and Other Agreements ........................................................          21
   Commissions Schedule ...........................................................          21
   Service Agreement ..............................................................          21
   Bonding Arrangement ............................................................          22
Legal Proceedings .................................................................          22
Experts ...........................................................................          22
Financial Statements ..............................................................          22
Appendix A
   Illustrations of Death Benefits, Cash Surrender Values and
    Accumulated Premiums ..........................................................          42

Definition Of Terms

Account Value: The sum of the Variable Account Value and the Fixed Account Value of the Policy.

Beneficiary: The person or persons specified by the Policyowner to receive insurance proceeds after the Insured dies.

Cash Surrender Value: The amount payable to a Policyowner upon surrender of the Policy. It is equal to the Account Value less any surrender charges and less any Policy Debt.

Death Benefit: The amount payable to the named Beneficiary when the Insured dies. It equals the greater of the Selected Face Amount or the Minimum Face Amount in effect on the date of death less Policy Debt, plus unearned or minus unpaid monthly deductions.

Effective Annual Rate of Return: The interest rate which, if applied to the value of an investment at the beginning of a stated period and compounded annually, would result in the value of that investment at the end of the period.

Fixed Account Values: Account Values which are allocated to the Guaranteed Principal Account.

Insured: Person whose life this Policy insures.

Issue Date: The same as the Policy Date.

Minimum Face Amount: An amount equal to Account Value times the Minimum Face Amount percentage. These percentages depend upon the Insured's age, sex, and smoking classification.

Monthly Calculation Date: The date on which the monthly deductions under the Policy are deducted from the Account Value. The first Monthly Calculation Date will be the Policy Date, and subsequent monthly deductions will be on the same date of each succeeding calendar month.

Net Premium: Premium paid less sales expense and premium tax charges.

Policy: The flexible premium variable whole life insurance policy offered by MML Bay State that is described in this Prospectus.

Policy Anniversary: The anniversary of the Policy Date.

Policyowner: The person who owns the Policy.

Policy Date: The date shown in the Policy which is the starting point for determining Policy Anniversary Dates, Policy Years and Monthly Calculation Dates.

Policy Debt: The amount of the obligation from a Policyowner to MML Bay State from outstanding loans to the Policyowner under the Policy. This amount includes any loan interest accrued to date.

Policy Year: The twelve month period commencing with the Policy Date, and each twelve month period thereafter.

Premiums: The total dollar amount paid for the Policy.

Premium Tax: The amount of premium tax, if any, charged by a state or other governmental authority.

Principal Administrative Office: The administrative office of MML Bay State, which is located at: 1295 State Street, Springfield, Massachusetts 01111.

Register Date: The date the Company allocates the initial premium less certain deductions to the Guaranteed Principal Account and/or the divisions of the Separate Account. The Register Date cannot be prior to the Policy Date.

Selected Face Amount: The amount of insurance coverage originally chosen or as subsequently changed by the Policyowner.

Separate Account: The segregated asset account called "MML Bay State Variable Life Separate Account I" established by MML Bay State under the laws of Missouri and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). The Separate Account is used to receive and invest premiums for this Policy and for other variable life insurance policies issued by MML Bay State. For each such policy there is a designated segment of the Separate Account.

Surrender: A surrender by the Policyowner of all rights under the Policy in exchange for the entire Cash Surrender Value under the Policy.

Valuation Date: Any date on which the value of the net assets of the shares of the Funds is determined. Generally, this will be any day on which the New York Stock Exchange is open for trading.

Valuation Period: The period, consisting of one or more days, from one Valuation Time to the next succeeding Valuation Time.

Valuation Time: The time of the close of the New York Stock Exchange (currently 4:00 p.m. New York time) on a Valuation Date. All actions which are to be performed on a Valuation Date will be performed as of the Valuation Time.

Variable Account Values: Account Values which are allocated to any of the divisions of the Separate Account.

Withdrawal: A withdrawal of Account Value by the Policyowner. A withdrawal is subject to certain limitations, and may not be made until the Policy has been in force for six months.

Basic Questions and Answers About Us and Our Policy

What are MML Bay State and MassMutual? MML Bay State (formerly known as Western Life Insurance Company of America) was organized under the laws of Missouri in 1894. MML Bay State currently is licensed to transact life (including flexible premium variable whole life), accident, and health insurance business in the District of Columbia and all states except New York.

MassMutual currently plans to redomesticate MML Bay State from the State of Missouri to the State of Connecticut. MassMutual believes that the proposed redomestication will not adversely affect Policyowners. The Company will notify Policyowners that the redomestication has occurred by sending Policyowners an endorsement to their Policy reflecting the redomestication.

Massachusetts Mutual Life Insurance Company ("MassMutual") purchased all of the issued and outstanding stock of Western Life Insurance Company of America on December 30, 1981. Our name was changed to MML Bay State Life Insurance Company in March of 1982.

On February 29, 1996, the merger of Connecticut Mutual Life Insurance Company ("Connecticut Mutual") with and into MassMutual was completed. The separate existence of Connecticut Mutual has ceased. MassMutual continues its corporate existence under its current name. As of December 31, 1996, MassMutual has estimated statutory assets in excess of $55 billion, and estimated total assets under management in excess of $130 billion.

What variable life insurance policy were we offering? This Prospectus describes a Flexible Premium Variable Whole Life Insurance Policy (the "Policy") that was offered by MML Bay State. The Policy is no longer offered for sale to the public. Policyowners may continue, however, to make premium payments under the Policies.

We issued this Policy to provide for a Death Benefit, Cash Surrender Value, loan privileges and flexible premiums. It is called "flexible" because the Policyowner, subject to certain limitations, may select the timing and amount of premium payments and adjust the Death Benefit by increasing or decreasing the Selected Face Amount. It is called "variable" because, unlike the fixed benefits of a traditional whole life policy, the Death Benefits may, and Cash Surrender Values most likely will vary to the extent that Account Value under the Policy is allocated to the division(s) of the Separate Account.

The Policy is a legal contract between the Policyowner and MML Bay State. The entire contract consists of the application for the Policy (the "Application") and the Policy, which includes any riders the Policy has.

Availability. The Policy was available to Policyowners who were purchasing a Policy in connection with retirement plans which qualify for tax benefits under the Internal Revenue Code (the "qualified market") and other Policyowners (the "nonqualified market"). The minimum Selected Face Amount of a Policy you could have applied for varied with the Insured's age. In the nonqualified market, the minimum Selected Face Amount is $50,000 for ages 0-35; $40,000 for ages 36-40; $30,000 for ages 41-45; $20,000 for ages 46-50; and $15,000 for ages 51 or above. Increases in Selected Face Amounts must be for at least $15,000. In the qualified market or when simplified underwriting methods are used, the minimum Selected Face Amount is $15,000 for ages 0-55; $14,000 for age 56; $13,000 for age 57; $12,000 for age 58; $11,000 for age 59; and $10,000 for ages 60 and above. Increases must be for at least $5,000. The Insured may not be older than age 82 as of the Policy Date or the date of any increase in Selected Face Amount.

In Massachusetts and Montana, this Policy was issued on a unisex basis, and any reference in this Prospectus which makes a distinction based on the sex of the Insured shall be disregarded. Likewise, all references to the mortality tables applicable to this Policy are deleted for Massachusetts and Montana Policies and "1980 Commissioners Standard Ordinary Mortality Table B, Smoker or Non-Smoker" are substituted therefor.

What is the Account Value of the Policy? The Account Value is determined by the amount and frequency of premium payments, the investment experience of the divisions chosen by the Policyowner (the Variable Account Value), the interest earned on Account Value allocated to the GPA (the Fixed Account Value), and any withdrawals or charges imposed in connection with the Policy. The Policyowner bears the investment risk associated with appreciation or depreciation in value of the underlying assets of the Separate Account divisions.

What are the divisions of the Separate Account The designated segment of the Separate Account has four divisions: the Equity Division, the Money Market Division, the Managed Bond Division and the Blend Division. Each division of the Separate Account invests only in the shares of a single investment company or a single series of an investment company. The divisions are designed to provide money to pay benefits under the Policy but they do not guarantee a minimum interest rate nor guarantee against asset depreciation.

The Equity Division invests in shares of MML Equity Fund. The Money Market Division invests in shares of MML Money Market Fund. The Managed Bond Division invests in shares of MML Managed Bond Fund. The Blend Division invests in shares of MML Blend Fund. MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund (the "Funds") are separate series of shares of MML Series Investment Fund (the "Trust"), a no-load, open-end, management investment company. MassMutual (or its wholly-owned subsidiaries) acts as investment manager for the Trust.

What is the Guaranteed Principal Account ("GPA") As an alternative to the Separate Account, you may allocate or transfer all or part of your funds to the GPA. Such amounts become part of MML Bay State's general account assets. The Policyowner is not entitled to share in the investment experience of those assets. Rather, MML Bay State guarantees a rate of return on the allocated amount equal to the greater of: (a) 4% and (b) the rate determined by the Treasury Bill Index. Although MML Bay State is not obligated to credit interest at a rate higher than this minimum, it may declare a higher rate applicable for such periods as it deems appropriate. For details see THE GUARANTEED PRINCIPAL ACCOUNT.

Is the level of the Death Benefit guaranteed? So long as the Policy remains in force, the Death Benefit will be the greater of the Policy's Selected Face Amount or the Minimum Face Amount in effect on the date of death of the Insured. Death Benefit proceeds will, however, be reduced by any outstanding Policy Debt, plus or minus unearned or unpaid monthly deductions, or increased by any additional benefits added by rider.

Is the Death Benefit subject to income taxes? A Death Benefit paid under a Policy may be fully excludable from the gross income of the Beneficiary for federal income tax purposes.

For details see FEDERAL INCOME TAX CONSIDERATIONS - Policy Proceeds, Premiums and Loans.

Does the Policy have a Cash Surrender Value? The Policyowner may surrender the Policy at any time and receive its Account Value less any Policy Debt less any applicable surrender charge. Withdrawals are also allowed subject to certain restrictions. The Cash Surrender Value of a Policy fluctuates with the investment performance of the Separate Account divisions in which the Policy has Account Value and the amount held in the GPA. It may increase or decrease daily.

For federal income tax purposes, the Policyowner usually is not taxed on increases in the Cash Surrender Value until fully surrendering the Policy. In connection with certain withdrawals of Account Value and loans on the Policy, however, the Policyowner may be taxed on all or a part of the amount distributed.

For details see CASH SURRENDER VALUE and FEDERAL INCOME TAX CONSIDERATIONS - Policy Proceeds, Premiums and Loans.

What is a modified endowment contract? A modified endowment contract (as defined by the Internal Revenue Code) is a life insurance policy under which the premiums paid during the first seven contract years exceed the cumulative premiums payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. Certain changes to the policy can subject it to retesting for a new seven-year period. During the Insured's lifetime, distributions from a modified endowment contract, including collateral assignments, loans and withdrawals, are taxable to the extent of any income in the contract and may also incur a penalty tax if the policy owner is not 59
1/2.

Can this Policy become a modified endowment contract? Since this Policy permits flexible premium payments, it may become a modified endowment contract. The Company currently has the systems capacity to test a Policy at issue to determine whether it will be classified as a modified endowment contract. This at-issue test examines the Policy for the first seven contract years, based on the Policy application and the initial premium requested, and based on the assumption that there were no increases in premium during the period. The Company has instituted procedures to monitor whether a Policy may become a modified endowment contract after issue.

For details see FEDERAL INCOME TAX CONSIDERATIONS - Modified Endowment
Contracts.

What about Premiums? There are two concepts which are important to the discussion of premiums for this Policy: the minimum initial premium; and the planned premium. These terms are used throughout this Prospectus.

A minimum initial premium was payable either at the time you submitted your Application or at some time prior to the delivery of the Policy. The planned premium is elected on the Application and becomes the basis for the Policy's premium billing. The amount and timing originally selected in the Application may be changed at any time upon written request.

For details see GENERAL PROVISIONS OF THE POLICY - Premiums.

Premium Payments. You may make premium payments by mailing your check, clearly indicating your name and policy number, to:

MML BAY STATE
P.O. Box 75302
Chicago, IL 60675-5302

Wire Transfer. You may also make premium payments by instructing your bank to wire funds to:

Chase Manhattan Bank, New York, New York
ABA  021000021
MML Bay State Life Account #910-2-481026
Ref: Contract #
Name: (Contract Owner)

When are Premiums put into the Guaranteed Principal Account or the Separate Account? The Register Date is the day we received the first premium under the Policy or the day you provided us with a completed Part 1 of the Application, whichever is latest. On the Register Date, we put the premium paid less certain deductions (the "Net Premium") into the GPA and/or one or more of the divisions of the Separate Account as you chose. (Deductions are described in greater detail in Are there charges against the Policy?)

How can the Net Premium and the Account Value of the Policy be allocated among the Guaranteed Principal Account and the Separate Account divisions? When you applied for a Policy you chose the percentages of your premiums to be allocated to the divisions of the Separate Account and the GPA. You were allowed to choose any whole percentages as long as the total was 100%. The allocation of future net premiums may be changed at any time without charge.

The Account Value of the Policy may be transferred between the GPA or divisions of the Separate Account by written request. The Account Value may be transferred by amount or by percentage, subject to restrictions.

How long will the Policy remain in force? The Policy does not automatically terminate for failure to pay planned premiums. Payment of these amounts does not guarantee the Policy will remain in force. The Policy terminates only when the Account Value less any Policy Debt is insufficient to pay the monthly deduction, and a grace period expires without sufficient payment.

Are there charges against the Policy? Certain charges are made against the Policy. Two charges are deducted from each premium payment. A sales charge of 5% is used to partially cover sales expenses. A deduction of 2.5% is also made for state premium taxes. Each premium, net of these charges, is allocated to the GPA or the divisions of the Separate Account and becomes a part of the Account Value.

For details see DEDUCTIONS FROM PREMIUMS.

Certain monthly charges are deducted directly from the Policy's Account Value on each Monthly Calculation Date. There will be a monthly deduction equal to the sum of a mortality charge, the cost of optional benefits added by rider and an administrative charge.

Some deductions are made on a daily basis against the assets of the Separate Account divisions. A daily charge calculated at an annual rate to .40% of the value of the assets of each division is charged for mortality and expense risks. Similarly, tax assessments are calculated daily. Currently, we are not making any charges for income taxes, but we may make charges in the future against the Separate Account divisions for federal income taxes attributable to them.

Cost of insurance charges under Policies insuring healthy lives are generally higher when the simplified underwriting procedure is used than if the Policy is fully underwritten. Cost of insurance charges for fully underwritten Policies will not exceed the maximum charges established by the 1980 Commissioners Standard Ordinary Mortality Tables. So cost of insurance charges for Policies issued under simplified underwriting procedures will not exceed 125% of the maximum charges so established for comparable fully underwritten Policies.

There are also certain charges when a Policyowner surrenders a Policy, decreases the Policy's Selected Face Amount or makes a Withdrawal of Account Value. Upon surrender or a decrease in Selected Face Amount, a surrender charge is assessed. The charge has a sales load component and an administrative component. The surrender charge is deducted from the Account Value at the time of surrender or decrease.

Withdrawals of Account Value are permitted subject to certain restrictions. A charge equal to the lesser of $25 or 2.0% of the amount withdrawn is imposed for each Withdrawal.

For details see SEPARATE ACCOUNT CHARGES, and FEDERAL INCOME TAX
CONSIDERATIONS.

What is the loan privilege and how does a loan affect the Policy's Death Benefit and Cash Surrender Value? While the Policy is in force after the first Policy Year, a loan may be made on the Policy, provided that total Policy Debt does not exceed our limit. This limit is 90% (100% where required by law) of the total of the Policy's current Account Value less the then applicable surrender charge.

Do I have a right to cancel? Under the Free Look Provision the Policyowner has a limited right to return the Policy and receive a refund. This right expires on the latest of the following:

 . Ten days after the date you receive the Policy; or

 . Ten days after we mail you a Notice of Withdrawal Right; or

 . 45 days after Part 1 of the Policy Application was signed.

You have a similar right after an increase in Selected Face Amount, but it applies only to the increase.

The Policy may be returned to our Principal Administrative Office, to any of our agency offices, or to the agent who sold you the Policy. For details see FREE LOOK PROVISION.

Can the Policy be exchanged for a fixed benefit policy? You have a right to transfer all of your Account Value into the GPA at any time after issue. The transfer will take effect when we receive a suitable written request.

For details see EXCHANGE PRIVILEGE.

CHARGES UNDER THE POLICY

Certain charges are deducted to compensate MML Bay State for providing the insurance benefits under the Policy and any riders, for administering the Policy, for assuming certain risks, and for incurring certain expenses in distributing the Policy.

DEDUCTIONS FROM PREMIUMS

Prior to the allocation of the premium payment to the Account Value, a deduction is made for sales expenses and premium taxes.

Sales Charge. The sales charge component of the premium deduction is 5.0% and does not vary by year or amount paid. The amount of the sales charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that sales expenses are not covered by the sales charge and the sales load surrender charge (for a discussion of the sales load surrender charge, see SURRENDER CHARGES), they will be recovered from MML Bay State surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge. For a discussion of the commissions paid under the Policy, see SALES AND OTHER AGREEMENTS - Commissions Schedule.

State Premium Tax Charge. Various states and jurisdictions impose a tax on premiums received by insurance companies. These charges vary from state to state. We deduct 2.5% of each premium to cover state premium taxes. During 1996, the aggregate amount of such deductions from premiums was $2,512,850 for sales charges and $1,256,425 for state premium tax charges.

ACCOUNT VALUE CHARGES

On each Monthly Calculation Date, a monthly administrative charge, a cost of insurance charge, and a rider charge for the cost of any additional riders are deducted from the Variable

Account Value and Fixed Account Value in proportion to the non-loaned Account Value in the Separate Account and the GPA.

Monthly Administrative Charge. Each month a $4 per Policy charge for nonqualified Policies and $5.25 per Policy charge for qualified Policies and Policies issued under our simplified underwriting procedures is deducted to compensate MML Bay State for costs incurred in providing certain administrative services including premium collection, recordkeeping, processing claims and communicating with Policyowners. This charge is not designed to produce a profit. Although this charge may increase or decrease, it will never exceed $8 per month. During 1996, the aggregate amount of such charges was $1,420,010.

Charge for Cost of Insurance Protection. A charge for the cost of insurance protection is deducted on each Monthly Calculation Date and is based on the sex, smoker class, underwriting procedures class, rating class and attained age of the Insured. The charge varies monthly because it is determined by multiplying the applicable cost of insurance rates by the amount at risk each Policy month. Charges for any optional benefits added by rider are also deducted from the Account Value.

When there is an increase in Selected Face Amount, the increased segment may have different ratings than the original contract amount. Each segment has its own such issue age, cut-off premium level, mortality charges, surrender charges, and commissions. Elected decreases in Selected Face Amount reduce or cancel prior segments and their associated cost of insurance rates on a last-in-first-out basis. During 1996, the aggregate amount of deductions for the charge for cost of insurance protection was $17,161,000.

SEPARATE ACCOUNT CHARGES

Charges for Mortality and Expense Risks. We charge the Separate Account divisions for the mortality and expense risks we assume. We deduct a daily charge at an effective annual rate of 0.40% of the value of each division's assets that come from the Policy. The aggregate amount of such charges, which are paid quarterly, against the Separate Account divisions in 1996 was $645,545.

The mortality risk we assume is that the group of lives insured under our Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

If all the money we collect from this charge is not needed to cover Death Benefits and expenses, it will be our gain and will be used for any proper purpose, including payment of sales commissions. Conversely, even if the money we collect is insufficient, we will provide for all Death Benefits and expenses.

Charges for Federal Income Taxes. Although we do not currently make any charge against the Separate Account divisions for federal income taxes attributable to them, we may make such a charge eventually in order to provide for the future federal income tax liability of the Separate Account divisions. For more information on charges for federal income taxes, see FEDERAL INCOME TAX CONSIDERATIONS - MML Bay State - Tax Status.

SURRENDER CHARGES

If you surrender the Policy (or the surrender value is applied under a settlement option), we will deduct an amount equal to the sum of the surrender charges for the original Selected Face Amount and all increases in the Selected Face Amount. These charges have both an Administrative and Sales Load component. The surrender charge at any time is the sum of these parts.

The Administrative Surrender Charge is determined separately for each insurance segment in force. The charge begins at $5 per $1000 of the Policy's Selected Face Amount and grades down over 10 years to zero. This portion of the charge varies only by the Selected Face Amount and duration of the Policy. It is to partially reimburse MML Bay State for expenses it incurs in processing Applications for the Policies, including conducting medical examinations and determining insurability.

The Sales Load Surrender Charge is also determined separately for each insurance segment in force and is based on the surrender charge band for that segment. The surrender charge band set forth in the Policy is an amount generally calculated on the basis of the Selected Face Amount and varies by the age and sex of the Insured at the time of the purchase. Once determined, the band for a segment is not changed as the result of any subsequent decreases in Selected Face Amount. During the first 10 years following the issue of a segment, the charge is equal to 25% of the premiums paid for that segment up to the surrender change band for that segment, plus 5% of premiums paid in excess of one band but less than two bands, plus 4% of premiums in excess of two but less than three bands. In each case the surrender charge is in addition to the 5% sales charge deducted from each premium. Assuming a segment is surrendered during the first 10 years, the total sales charge is, therefore, equal to 30% of the premiums paid for that segment up to the band for that segment, plus 10% of premiums paid in excess of one band but less than two bands, plus 9% of premiums in excess of two but less than three bands, and 5% of all subsequent payments.

                       Surrender Charge Bands Per $1,000
                            of Selected Face Amount
                   Age 25            Age 40          Age 55

                   $6.12             $11.90          $24.66

The Sales Load Surrender Charge, as calculated above, remains level for the first 10 years. In years 11 through 15, it reduces to zero in accordance with the percentages set forth in your Policy. Premiums paid are allocated to each insurance segment in proportion to the respective guideline annual premiums. This charge is designed to reimburse MML Bay State for expenses it incurs in distributing the Policies, prospectuses and sales literature.

Surrender charges for an insurance segment are also deducted when insurance segments are cancelled under a decrease in Selected Face Amount. Insurance segments are cancelled on a last purchased, first surrendered basis. If only a portion of an insurance segment is cancelled, a pro rata portion of the full surrender charge for the segment will be imposed.

A charge is assessed for each Withdrawal under the Policy. This charge is equal to the lesser of $25 or 2% of the amount withdrawn from the Policy. It is deducted from the amount withdrawn and the balance goes to the Policyowner. A Withdrawal will not be allowed if to do so would reduce the Account Value to an amount less than the cumulative sum of the Policy's minimum planned premiums to date.

THE SEPARATE ACCOUNT

The Separate Account was established on June 9, 1982 as a separate investment account of MML Bay State by MML Bay State's Board of Directors in accordance with the provisions of Chapter 376 of the Missouri Statutes. The Separate Account is registered under the Investment Company Act of 1940 as a unit investment trust. Registration does not involve supervision of the management or investment practices or policies of the Separate Account or of MML Bay State. Under Missouri law, however, both MML Bay State and the Separate Account are subject to regulation by the Division of Insurance of the State of Missouri. A designated segment of the Separate Account is also used to receive and invest premiums for other variable life insurance policies issued by MML Bay State.

Although the assets of the Separate Account are assets of MML Bay State, that portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account attributable to the Policies may not be used to satisfy any obligations that may arise out of any other business we may conduct. They may, however, be subject to liabilities arising from other variable life insurance policies which are funded by the Separate Account. In addition, we may from time to time at our discretion transfer to our general account those assets which exceed the reserves and other liabilities of the Separate Account. Such transfers will not adversely affect the Separate Account.

Income, realized gains or losses and unrealized gains or losses from each division of the Separate Account are credited to or charged against that division without regard to any of our other income, gains or losses.

MML Bay State may accumulate in the Separate Account the charge for expense and mortality risks, monthly charges assessed against the Policy and investment results applicable to those assets that are in excess of net assets supporting the Policies.

Investments of the Separate Account. The Separate Account has four divisions attributable to the Policy, each of which invests in the shares of a single Fund of the Trust. The divisions of the Separate Account are:

 . The Equity Division - Amounts credited to this division are invested in shares of MML Equity Fund, or its successor;

 . The Money Market Division - Amounts credited to this division are invested in shares of MML Money Market Fund, or its successor;

 . The Managed Bond Division - Amounts credited to this division are invested in shares of MML Managed Bond Fund, or its successor; and

 . The Blend Division - Amounts credited to this division are invested in shares of MML Blend Fund, or its successor.

The shares of the underlying Fund purchased by each division of the Separate Account will be held by MML Bay State as custodian for the Separate Account.

The Trust is an open-end, diversified, management investment company registered under the Investment Company Act of 1940, consisting of the four Funds described above, each of which has its own investment objectives and policies. MassMutual established the Trust for the purpose of providing a vehicle for the investment of assets of various separate investment accounts, including the Separate Account, established by MassMutual and life insurance company subsidiaries of MassMutual. Shares of the Funds are not offered to the general public, but solely to separate investment accounts established by MassMutual and its life insurance company subsidiaries. The Separate Account purchases and redeems shares of the Funds at their net asset value which is determined at the time of the receipt of the purchase order or redemption request without the imposition of any sales or redemption charge.

The primary investment objective of MML Equity Fund is to achieve a superior total rate of return over an extended period of time of both capital appreciation and current income. A secondary investment objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The assets of this Fund are normally expected to be invested primarily in common stocks and other equity-type securities.

The investment objectives of MML Money Market Fund are to achieve high current income, the preservation of capital, and liquidity. The assets of this Fund are invested in short-term debt instruments, including but not limited to commercial paper, certificates of deposit, bankers' acceptances, and obligations of the United States government, its agencies and instrumentalities.

The investment objective of MML Managed Bond Fund is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital values. The assets of this Fund are invested primarily in publicly issued, readily marketable, fixed income securities of such maturities as MassMutual deems appropriate from time to time in light of market conditions and prospects.

The investment objective of MML Blend Fund is to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital values. This Fund invests in a portfolio of common stocks and other equity-type securities, bonds and other debt securities with maturities generally exceeding one year, and money market instruments and other debt securities with maturities generally not exceeding one year.

Citibank, N.A., with its home office located at 111 Wall Street, New York, NY 10005, acts as custodian for each of the Funds.

MassMutual serves as investment manager of each of the Funds pursuant to a separate investment management agree-ment executed by MassMutual and each Fund. Pursuant to such agreements, MassMutual is paid a quarterly fee at the annual rate of .50% of the first $100,000,000 of the Fund's average daily net asset value, .45% of the next $200,000,000, .40% of the next $200,000,000 and .35% of any excess over
$500,000,000. During 1996, MassMutual earned the following investment management fee from each of the following funds:

MML Equity Fund.....................................   $5,787,673
MML Money Market Fund...............................   $  612,946
MML Managed Bond Fund...............................   $  820,434
MML Blend Fund......................................   $7,525,674

Concert Capital Management, Inc. ("Concert") served as the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund from 1993-1996. Concert merged with and into David L. Babson & Company, Inc. ("Babson") effective December 31, 1996. Both Concert and Babson are wholly-owned subsidiaries of Babson Acquisition Corporation, which is a controlled subsidiary of MassMutual. Thus, effective January 1, 1997, Babson serves as the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund. Both MassMutual and Babson are registered investment advisers under the Investment Advisers Act of 1940.

Additional information regarding the Funds may be found in the accompanying Prospectus for the Trust.

MassMutual is also the investment adviser to MassMutual Corporate Investors and MassMutual Participation Investors, closed-end investment companies; certain wholly-owned subsidiaries of MassMutual; and various employee benefit plans. MassMutual is the investment sub-adviser to Oppenheimer Investment Grade Bond Fund and Oppenheimer Value Stock Fund, each, open-end management investment companies.

The assets of certain variable annuity separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the Funds. Since these separate accounts are invested in the same underlying Funds it is possible that material conflicts could arise between owners of the Policies and owners of the variable annuity contracts. Possible conflicts could arise if: (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers or principal underwriters or if MML Bay State should be permitted to act contrary to actions approved by holders of the Policies under rules of the Securities and Exchange Commission; (ii) adverse tax treatment of the Policies or the variable annuity contracts would result from utilizing the same underlying Funds; (iii) different investment strategies would be more suitable for the variable annuity contracts than for the Policies; or
(iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both the Separate Account and other investment accounts by the same Funds. The Board of Trustees of the Trust will follow monitoring procedures which have been developed to determine whether material conflicts have arisen. Such Board will have a majority of trustees who are not interested persons of the Trust or MassMutual and determinations whether or not a material conflict exists will be made by a majority of such disinterested trustees. If a material irreconcilable conflict exists, MassMutual and MML Bay State will take such action at their own expense as may be required to cause the Separate Account to be invested solely in shares of mutual funds which offer their shares exclusively to variable life insurance separate accounts unless, in certain cases, the holders of both the Policies and the variable annuity contracts vote not to effect such segregation.

Rates of Return. The following tables show the Effective Annual Rates of Return based on the actual investment performance (after deduction of investment management fees and direct operating expenses) of the Fund underlying each division of the Separate Account. Table 1 shows figures for periods ended December 31, 1996; Table 2 shows December 31 annualized figures. These rates of return do not reflect the mortality and expense risk charges assessed against the Separate Account. Also, they do not reflect deductions from premiums or administrative and cost of insurance charges assessed against the account value of the Policies, nor do they reflect the Policy's surrender charges. (See CHARGES UNDER THE POLICY - DEDUCTIONS FROM PREMIUMS, ACCOUNT VALUE CHARGES AND SURRENDER CHARGES). Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the Policy (but see ACCOUNT VALUE AND CASH SURRENDER VALUE - Performance Illustration). An individualized hypothetical illustration may be available. The rates of return shown are not necessarily indicative of future performance. However, they may be considered in assessing the competence and performance of MassMutual and Babson as the Fund's investment advisers.

                        Effective Annual Rates of Return

                     20      15      10       5       1
Fund                Years   Years   Years   Years   Year
----                -----   -----   -----   -----   -----
Equity              14.72%  16.01%  13.78%  14.71%  20.25%
Money Market           --    6.83    5.76    4.13    5.01
Managed Bond           --   10.54    8.34    7.27    3.25
Blend                  --   13.13*  11.89   11.55   13.95
*From inception.

                       ANNUALIZED ONE YEAR TOTAL RETURNS

                             MML        MML
  For the         MML       Money     Managed     MML
 year ended     Equity      Market     Bond      Blend
 ----------     ------      ------     ----      -----
    1996          20.25%      5.01%     3.25%    13.95%
    1995          31.13%      5.58%    19.14%    23.28%
    1994           4.10%      3.84%    (3.76%)    2.48%
    1993           9.52%      2.75%    11.81%     9.70%
    1992          10.48%      3.48%     7.31%     9.36%
    1991          25.56%      6.01%    16.66%    24.00%
    1990          (0.51%)     8.12%     8.38%     2.37%
    1989          23.04%      9.16%    12.83%    19.96%
    1988          16.68%      7.39%     7.13%    13.40%
    1987           2.10%      6.49%     2.60%     3.12%
    1986          20.15%      6.60%    14.46%    18.30%
    1985          30.54%      8.03%    19.94%    24.88%
    1984           5.40%     10.39%    11.69%     8.24%*
    1983          22.85%      8.97%     7.26%        -
    1982          25.67%     11.12%*   22.79%*       -
    1981           6.67%         -         -         -
    1980          27.62%         -         -         -
    1979          19.54%         -         -         -
    1978           3.71%         -         -         -
    1977          (0.52%)        -         -         -
    1976          24.77%         -         -         -
    1975          32.85%         -         -         -
    1974         (17.61%)*       -         -         -

* The figures shown are from inception of the Funds. The Money Market and Managed Bond Funds received initial funding on December 16, 1981. The Blend Fund received initial funding on February 3, 1984. The Equity Fund received initial funding September 15, 1971 (performance information prior to 1974 is not available).

Performance Illustration. The following tables show how the actual investment performance of the Funds of the Trust would have affected the Death Benefits and Cash Surrender Values of hypothetical Policies. Each table illustrates a Policy as of the earliest date for which performance figures are available for the illustrated Fund. Each table assumes that the illustrated Policy was issued to a male smoker age 35; insurance costs will vary under different mortality assumptions. The Policy in each table is issued for a Selected Face Amount of $100,000, with annual premiums of $1,200 paid at the beginning of each year and the full Account Value continuously reinvested in the Separate Account division corresponding with the particular Fund illustrated. Separate columns are shown for the current schedule of charges and for guaranteed mortality and expense charges and current fund level expenses.

                                MML Equity Fund

                                                     Using Guaranteed Schedule of
                           Using Current Schedule    Mortality and Expense Charges
                                 of Charges         and Current Fund Level Expenses
                          ------------------------  -------------------------------
                             Cash                        Cash
 Calendar   Total Annual   Surrender      Death        Surrender         Death
   Year       Premiums       Value       Benefit         Value          Benefit
 --------   ------------   ---------     -------       ---------        -------
   1974           $1,200          $0  $100,000.00               $0     $100,000.00
   1975           $2,400   $1,289.37  $100,000.00        $1,089.68     $100,000.00
   1976           $3,600   $2,844.89  $100,000.00        $2,492.69     $100,000.00
   1977           $4,800   $3,648.87  $100,000.00        $3,203.31     $100,000.00
   1978           $6,000   $4,646.11  $100,000.00        $4,081.22     $100,000.00
   1979           $7,200   $6,626.48  $100,000.00        $5,833.45     $100,000.00
   1980           $8,400   $9,604.07  $100,000.00        $8,461.78     $100,000.00
   1981           $9,600  $11,052.72  $100,000.00        $9,710.97     $100,000.00
   1982          $10,800  $14,911.88  $100,000.00       $13,081.89     $100,000.00
   1983          $12,000  $19,257.20  $100,000.00       $16,860.94     $100,000.00
   1984          $13,200  $20,967.09  $100,000.00       $18,296.52     $100,000.00
   1985          $14,400  $28,307.62  $100,000.00       $24,651.10     $100,000.00
   1986          $15,600  $34,813.51  $100,000.00       $30,252.05     $100,000.00
   1987          $16,800  $36,148.21  $100,000.00       $31,327.17     $100,000.00
   1988          $18,000  $42,906.21  $100,420.98       $37,088.64     $100,000.00
   1989          $19,200  $53,382.19  $121,177.57       $46,091.18     $104,626.98
   1990          $20,400  $53,427.08  $118,073.85       $46,089.45     $101,857.68
   1991          $21,600  $67,483.75  $145,090.06       $58,146.80     $125,015.62
   1992          $22,800  $74,690.14  $156,102.39       $64,216.72     $134,212.94
   1993          $24,000  $81,811.97  $166,896.42       $70,140.37     $143,086.35
   1994          $25,200  $85,053.46  $169,256.39       $72,673.58     $144,620.42
   1995          $26,400 $111,300.42  $215,922.81       $94,755.85     $183,826.35
   1996          $27,600 $133,118.06  $251,593.13      $112,867.22     $213,319.05


                             MML Money Market Fund

                                                    Using Guaranteed Schedule of
                          Using Current Schedule   Mortality and Expense Charges
                                of Charges        and Current Fund Level Expenses
                          ----------------------  -------------------------------
                             Cash                       Cash
 Calendar   Total Annual   Surrender     Death       Surrender          Death
   Year       Premiums       Value      Benefit        Value           Benefit
 --------   ------------   ---------    -------      ---------         -------
   1982           $1,200      $220.02   $100,000           $132.61       $100,000
   1983           $2,400    $1,200.74   $100,000         $1,015.34       $100,000
   1984           $3,600    $2,321.05   $100,000         $2,019.97       $100,000
   1985           $4,800    $3,466.49   $100,000         $3,041.47       $100,000
   1986           $6,000    $4,602.68   $100,000         $4,045.23       $100,000
   1987           $7,200    $5,776.62   $100,000         $5,072.30       $100,000
   1988           $8,400    $7,057.99   $100,000         $6,182.19       $100,000
   1989           $9,600    $8,546.98   $100,000         $7,464.20       $100,000
   1990          $10,800   $10,030.36   $100,000         $8,724.57       $100,000
   1991          $12,000   $11,355.84   $100,000         $9,829.96       $100,000
   1992          $13,200   $12,388.52   $100,000        $10,658.89       $100,000
   1993          $14,400   $13,332.71   $100,000        $11,396.16       $100,000
   1994          $15,600   $14,434.67   $100,000        $12,252.16       $100,000
   1995          $16,800   $15,822.70   $100,000        $13,330.35       $100,000
   1996          $18,000   $17,167.33   $100,000        $14,341.47       $100,000

                             MML Managed Bond Fund

                                                   Using Guaranteed Schedule of
                          Using Current Schedule   Mortality and Expense Charges
                                of Charges        and Current Fund Level Expenses
                          ----------------------  -------------------------------
                             Cash                      Cash
 Calendar   Total Annual   Surrender     Death       Surrender          Death
   Year       Premiums       Value      Benefit        Value           Benefit
 --------   ------------   ---------    -------      ---------         -------
   1982         $1,200       $332.75    $100,000       $240.37         $100,000
   1983         $2,400     $1,289.08    $100,000     $1,100.65         $100,000
   1984         $3,600     $2,456.92    $100,000     $2,149.47         $100,000
   1985         $4,800     $4,100.83    $100,000     $3,626.60         $100,000
   1986         $6,000     $5,724.35    $100,000     $5,073.43         $100,000
   1987         $7,200     $6,689.01    $100,000     $5,913.34         $100,000
   1988         $8,400     $8,016.32    $100,000     $7,066.74         $100,000
   1989         $9,600     $9,937.95    $100,000     $8,738.37         $100,000
   1990        $10,800    $11,564.05    $100,000    $10,129.92         $100,000
   1991        $12,000    $14,347.65    $100,000    $12,527.29         $100,000
   1992        $13,200    $16,082.87    $100,000    $13,978.80         $100,000
   1993        $14,400    $18,694.60    $100,000    $16,179.46         $100,000
   1994        $15,600    $18,512.96    $100,000    $15,932.26         $100,000
   1995        $16,800    $22,784.46    $100,000    $19,514.98         $100,000
   1996        $18,000    $24,084.08    $100,000    $20,509.99         $100,000


                                 MML Blend Fund

                                                   Using Guaranteed Schedule of
                          Using Current Schedule   Mortality and Expense Charges
                                of Charges        and Current Fund Level Expenses
                          ----------------------  -------------------------------
                             Cash                      Cash
 Calendar   Total Annual   Surrender     Death       Surrender          Death
   Year       Premiums       Value      Benefit        Value           Benefit
 --------   ------------   ---------    -------      ---------         -------
   1984        $1,200         $192.27   $100,000        $106.12        $100,000
   1985        $2,400       $1,467.98   $100,000      $1,263.23        $100,000
   1986        $3,600       $2,864.05   $100,000      $2,521.86        $100,000
   1987        $4,800       $3,831.53   $100,000      $3,381.67        $100,000
   1988        $6,000       $5,359.03   $100,000      $4,741.20        $100,000
   1989        $7,200       $7,506.98   $100,000      $6,648.40        $100,000
   1990        $8,400       $8,466.31   $100,000      $7,472.16        $100,000
   1991        $9,600      $11,546.06   $100,000     $10,178.97        $100,000
   1992       $10,800      $13,433.58   $100,000     $11,805.21        $100,000
   1993       $12,000      $15,508.04   $100,000     $13,580.69        $100,000
   1994       $13,200      $16,523.43   $100,000     $14,402.16        $100,000
   1995       $14,400      $21,214.29   $100,000     $18,428.89        $100,000
   1996       $15,600      $24,890.07   $100,000     $21,544.73        $100,000

These illustrations are not necessarily indicative of future performance. They assume the Policies were issued standard based on full underwriting and that there have been no increases or decreases in Selected Face Amounts, no Policy loans and that no transaction charges have been incurred. The Cash Surrender Values shown reflect the deduction of all charges made against premiums, Account Value charges, Separate Account charges and surrender charges. An individualized hypothetical illustration may be available. See SEPARATE ACCOUNT CHARGES UNDER THE POLICY, DEDUCTIONS FROM PREMIUMS, ACCOUNT VALUE CHARGES, SEPARATE ACCOUNT CHARGES, AND SURRENDER CHARGES.

Illustrations of Death Benefits, Cash Surrender Values and Accumulated Premiums based on assumed hypothetical gross annual investment returns of 0%, 6% and 12% are shown in APPENDIX A. The APPENDIX also describes, in more detail, the assumptions underlying this illustration.

GENERAL PROVISIONS OF THE POLICY

This section of the Prospectus describes the general provisions of the Policy, and is subject to the terms of the Policy. You may review a copy of the Policy upon request.

Premiums. The Policyowner selects a premium payment schedule in the Application and is not bound by an inflexible premium schedule. Two premium concepts are very important under the Policy: the planned premium and minimum initial premium.

Planned Premiums. Planned premiums are elected at the time of application and may be changed at any time. Planned premiums are subject to a minimum which depends upon the Selected Face Amount of the Policy, the Insured's age and the amount of the initial premium paid. In addition, the annual planned premium for the Policy cannot be less than $300.

The Minimum Initial Premium. You paid a minimum initial premium along with your Application or at any time prior to the delivery of the Policy. The amount of the initial premium depended on the minimum initial premium on an annual basis for the Selected Face Amount of the Policy and the proposed frequency of planned premiums. Thereafter, subject to the minimum and maximum premium limitations described below, you may make unscheduled premium payments at any time and in any amount. The minimum initial premium for the Policy with annual planned premiums is equal to the minimum planned premium for the Policy.

There is no penalty if the planned premium is not paid. Payment of this amount does not guarantee coverage for any period of time. Instead, the duration of the Policy depends upon the Policy's Account Value. Even if planned premiums are paid, the Policy terminates when the Account Value becomes insufficient to pay certain monthly charges and a grace period expires without sufficient payment. For details see TERMINATION.

The following sample table shows the minimum annual planned premium per $1,000 of Selected Face Amount.

                        Minimum Annual Planned Premium
                      Per $1,000 of Selected Face Amount
                   Male, Female Smoker and Nonsmoker Classes

                    Age 10          Age 25          Age 40
                    ------          ------          ------
                    $3.16           $4.80           $7.44

Minimum and Maximum Premium Payments. While the Policy is in force, premiums may be paid at any time before the death of the Insured subject to certain restrictions. The minimum premium payment is $10.00. The maximum premium which may be paid in any year without evidence of insurability is the greater of: (i) the premium which will not increase the net amount at risk under the Policy; and
(ii) twice the Policy's minimum planned premium, plus $100.00 (where required by law, this maximum is not less than the Policy's annual planned premium for that year). Premium payments should be sent to our Principal Administrative Office or to the address indicated for payment on the notice.

Termination. This Policy does not terminate for failure to pay premiums since payments, other than the initial premium, are not specifically required. Rather, if on a Monthly Calculation Date, the Account Value less any Policy Debt is insufficient to cover the total monthly deduction, the Policy will enter a 61-day grace period.

Grace Period. We allow 61 days to pay any premium necessary to cover the overdue monthly deduction (or $10 if greater). You will receive a notice from us which sets forth this amount. During the grace period, the Policy remains in force. If the payment is not made within 61 days after we mail the written notice, the Policy terminates without value.

DEATH BENEFIT UNDER THE POLICY

The Death Benefit is the amount payable to the Beneficiary when the Insured dies. Upon receiving due proof of death, we pay the Beneficiary the Death Benefit amount determined as of the date the Insured dies. All or part of the Death Benefit can be paid in cash or applied under one or more of our payment options described under ADDITIONAL PROVISIONS OF THE POLICY - Payment Options.

In the Application, the applicant selects a Selected Face Amount. The Death Benefit is the greater of the Selected Face Amount in effect on the date of death or the Minimum Face Amount in effect on the date of death with certain additions or deductions. The Minimum Face Amount is equal to Account Value times the Minimum Face Amount percentage. The percentages depend upon the Insured's age, sex and smoking classification. The percentages are set forth on the schedule page of your Policy. Added to the greater of the Selected Face Amount or Minimum Face Amount is the value of any additional benefits provided by rider. We will also add that part of any monthly deduction applicable for the period beyond the date of death. We pay interest on the Death Benefit from the date of death to the date the Death Benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in ADDITIONAL PROVISIONS OF THE POLICY - Payment Options. We then subtract any outstanding Policy Debt and any unpaid monthly deductions if the death occurs during the 61-day Grace Period. The Death Benefit is unaffected by investment experience unless the Death Benefit is based on the Minimum Face Amount.

Example. The following example shows how the Death Benefit varies as a result of investment performance:

                                            Policy A           Policy B
                                            ---------          ---------

Selected Face Amount                        $100,000           $100,000

Account Value on Date of Death              $ 50,000           $ 40,000

Minimum Face Amount
Percentage On Date of Death                      240%               240%

For Policy A, the Death Benefit will equal $120,000 which is the greater of the $100,000 Selected Face Amount or the Account Value times the Minimum Face Amount percentage. For Policy B, the Death Benefit would equal the $100,000 Selected Face Amount.

Selected Face Amount Changes. An increase in coverage must be for at least $15,000 in the non-qualified market and $5,000 in the qualified market or when simplified underwriting procedures are used. Evidence of insurability must be submitted with the application except for any increase elected under the insurability protection rider. No increase in the Selected Face Amount can be elected within six months after the Policy Date or any previous increase, or after the Policy Anniversary Date nearest the Insured's 82nd birthday. These limitations do not apply to increases elected in accordance with the insurability protection rider.

All increases are effective on the date shown on the endorsement to the Policy. Increases are allowed only on a Monthly Calculation Date. An increase in Selected Face Amount may affect the net amount at risk which may affect a Policyowner's cost of insurance charge.

Decreases in coverage are allowed in certain circumstances, although MML Bay State believes that such decreases are generally not in the best interests of a Policyowner. The Selected Face Amount will be reduced by cancelling insurance segments on a last purchased, first cancelled basis and the ap-propriate surrender charge will be deducted from the Account Value. (For a discussion of the charges associated with a decrease, see SURRENDER CHARGES.) A decrease in Selected Face Amount is effective on the Monthly Calculation Date following the receipt of a written request. The Selected Face Amount may not be decreased to less than the minimum Selected Face Amount for a Policy. We reserve the right to terminate the option of decreasing the Selected Face Amount in the future.

ACCOUNT VALUE AND CASH SURRENDER VALUE

Account Value. The Account Value of the Policy is the sum of all premium payments adjusted by periodic charges and credits. It is the amount provided for investment in the Separate Account and the GPA. The Account Value of the Policy is held in one or more divisions of the Separate Account and the GPA. Initially, this value equals the net amount of the first premium paid under the Policy. This amount is allocated among the GPA and the divisions according to the allocation percentages requested in the Application.

All or part of the Account Value may be transferred among divisions by written request. Transfers between divisions of the Separate Account may be by amount or by percentage. MML Bay State reserves the right to limit transfers to not more than one every 90 days in connection with compliance with Section 404(c) of ERISA. However, Policyowners may transfer all funds in the Separate Account to the GPA at any time regardless of the number of transfers previously made.

Transfers from the GPA to the Separate Account may be made only once during each Policy Year. Each such transfer may not exceed 25% of the Account Value in the GPA at the time of the transfer. More than 25% may be transferred after 3 consecutive 25% transfers have been made, provided no value has been allocated or transferred to the GPA by the Policyowner in the prior 3 Policy Years. The Account Value in the GPA equal to any Policy Debt cannot be transferred to the Separate Account. Any transfer is effective on the Valuation Date on or following the date we receive a written request in good order at our Principal Administrative Office. All transfers made on one Valuation Date are considered one transfer.

Investment Return. The investment return of a Policy is based on:

 . The Account Value held in each division of the Separate Account for that Policy,

 . The investment experience of each division as measured by its actual net rate of return, and

 . The interest rate credited on Account Values held in the GPA.

The investment experience of a division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the division. This investment experience is determined each day on which the net asset value of the underlying Fund is determined - that is, on each Valuation Date. The actual net rate of return for a division measures the investment experience from the end of one Valuation Date to the end of the next Valuation Date.

Cash Surrender Value. The Policy may be surrendered for its Cash Surrender Value at any time before the Insured dies. Unless a later effective date is selected, surrender is effective on the date we receive the Policy and a written request in good order at our Principal Administrative Office. The Policy and written request for surrender are deemed received on the date on which they are received by mail at our Principal Administrative Office. If the date on which a request is received is not a Valuation Date, or if a request is received other than through the mail after the closing of the New York Stock Exchange (a "valuation time"), the request is deemed received on the next Valuation Date. The Cash Surrender Value is the Account Value less any surrender charges and outstanding Policy Debt.

Withdrawals. Subject to certain conditions, after the Policy has been in force for six months you can make a Withdrawal from the Policy on any Monthly Calculation Date by sending a written request to our Principal Administrative Office. The minimum amount of a Withdrawal is $100 (before deducting the withdrawal fee); the maximum amount is the Cash Surrender Value. The Withdrawal also may not reduce the Account Value to an amount less than the cumulative sum of the Policy's minimum planned premiums to date. The amount of the Withdrawal is deducted from the Policy's Account Value at the end of the Valuation Period applicable to the Monthly Calculation Date on which the Withdrawal is made. The Policyowner must specify the GPA or the division (or divisions) from which the Withdrawal is to be made. The Withdrawal amount attributable to a division or the GPA may not exceed the non-loaned Account Value of that division or GPA. A 2% fee, not to exceed $25.00, is deducted from each Withdrawal. The Account Value and Selected Face Amount will automatically be reduced by the amount of the Withdrawal unless otherwise requested and satisfactory evidence of insurability is provided. A surrender charge is not charged for this decrease in the Selected Face Amount.

POLICY LOAN PRIVILEGE

The Policy provides a loan privilege. After the first Policy Year (or in the first Policy Year if required by law), loans can be made on the Policy at any time before the Insured dies. The maximum loan is an amount equal to 90% (100% where required by law) of the total of the Account Value at the time of the loan less the then applicable surrender charge, less any outstanding Policy Debt. The Policy must be properly assigned as collateral for the loan.

Source of Loan. The loan amount requested is taken from divisions of the Separate Account and the GPA in proportion to the non-loaned Account Value of each on the date of the loan. Shares taken from the divisions are liquidated and the resulting dollar amounts are transferred to the GPA. The Policy loan is then taken against the value in the GPA. We may delay the granting of any loan attributable to the GPA for up to six months. We may also delay the granting of any loan attributable to the Separate Account during any period that the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading is restricted, or the Securities and Exchange Commission determines that a state of emergency exists; or the Securities and Exchange Commission permits MML Bay State to delay payment for the protection of our Policyowners.

If Loans Exceed the Policy Account Value. Policy Debt (which includes accrued interest) must not equal or exceed 90% of the Account Value less any surrender charges. If this limit is reached, we may terminate the Policy. To terminate for this reason we will notify the Policyowner in writing. This notice states the amount necessary to bring the Policy Debt back within the limit. If we do not receive a payment within 31 days after the date we mailed the notice, and if Policy Debt exceeds the Account Value less any surrender charges at the end of those 31 days, the Policy terminates without value. Termination of a policy under these circumstances could cause the policyowner to recognize gross income in the amount of any excess of the Policy Debt over the sum of the policyowner's previously unrecovered premium contributions.

Interest. On the Application, the Policyowner may select a loan interest rate of 6% or (in all jurisdictions except Arkansas) an adjustable loan rate. MML Bay State each year will set the adjustable rate that will apply for the next Policy Year. The maximum rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody's Investors Service or, if it is no longer published, a substantially similar average. The maximum rate is the published monthly average for the calendar month ending two months before the Policy Year begins, or 5%, whichever is higher. If the maximum limit is not at least 1/2% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum limit is at least 1/2% lower than the rate in effect for the previous year, we will decrease the rate.

Interest accrues daily and becomes part of the Policy Debt as it accrues. It is due on each Policy Anniversary. If not paid when due, the interest will be added to the loan and, as part of the loan, will bear interest at the same rate. Any interest capitalized on a Policy Anniversary will be treated the same as a new loan and will be taken from the divisions of the designated segment of the Separate Account and the GPA in proportion to the non-loaned Account Value in each.

Repayment. All or part of any Policy Debt may be repaid at any time while the Insured is living and while the Policy is in force. All repayments are allocated to the GPA. Any repayment results in the transfer of values equal to the repayment from the loaned portion of the GPA to the non-loaned portion of the GPA but does not result in a transfer to the divisions of the Separate Account. If the loan is not repaid, we deduct the amount due from any amount payable from a full surrender or upon the death of the Insured.

Interest on Loaned Value. Any loaned amount is held in the GPA and earns interest at a rate determined by MML Bay State, which is the greater of: (i) 4%, and (ii) the Policy loan rate less not more than 2% (the current rate is 1.5%).

Effect of Loan. A Policy loan affects the Policy since the Death Benefit and Cash Surrender Value under a Policy are reduced by the amount of the loan. Repayment of the loan increases the Death Benefit and Cash Surrender Value under the Policy by the amount of the repayment.

As long as a loan is outstanding, a portion of the Policy's Account Value equal to the loan is held in the GPA. This amount is not affected by the Separate Account's investment performance. The Account Value is also affected because the portion of the Account Value equal to the Policy loan is credited with an interest rate declared by MML Bay State rather than a rate of return reflecting the investment performance of the Separate Account.

FREE LOOK PROVISION

The Policyowner may cancel the Policy within 10 days (or within a longer period if required by state law) after the Policyowner receives it, or 10 days after MML Bay State mails or delivers a written notice of withdrawal right to the Policyowner or within 45 days after signing Part 1 of the Application, whichever is latest. Also, a Policyowner may cancel increases in the Selected Face Amount under the same time limitations. To exercise these rights, the Policyowner should mail or deliver the Policy and Policy delivery receipt either to MML Bay State or to the agent who sold the Policy or to one of our agency offices. If the Policy is cancelled in this fashion, a refund will be made to the Policyowner. The refund equals the sum of: (i) the difference between the premiums paid and the amounts allocated to any division(s) and the GPA under the Policy; (ii) the total amount of monthly deductions made and any other charges imposed on amounts allocated to the division(s) and the GPA; and (iii) the value of amounts allocated to the division(s) or the GPA on the date we receive the returned Policy. For cancelled increases in the Selected Face Amount, the refund equals the sum of: (i) the difference between the premiums paid attributable to the increase and the amounts allocated to any division(s) and the GPA under the Policy; (ii) the total amount of monthly deductions and any other charges imposed on amounts attributable to the increase allocated to the division(s) and the GPA; and (iii) the value on the day we receive the returned Policy of any amounts attributable to the increase allocated to the division(s) for the GPA. If state law does not authorize the calculation above, the refund equals the total of all premiums paid for the Policy or increase, reduced by any amounts borrowed or withdrawn.

YOUR VOTING RIGHTS

As long as the Separate Account continues to operate as a unit investment trust under the Investment Company Act of 1940, the Policyowner is entitled to give instructions as to how shares of the Funds held in the Separate Account (or other securities held in lieu of such shares) deemed attributable to the Policy shall be voted at meetings of shareholders of the Funds or the Trust. Those persons entitled to give voting instructions are determined as of the record date for the meeting.

The number of shares of the Funds held in the Separate Account deemed attributable to the Policy during the lifetime of the Insured are determined by dividing the Policy's Account Value held in each division of the Separate Account, if any, by $100. Fractional votes are counted.

Policyowners receive proxy material and a form with which such instructions may be given. Shares of the Funds held by the Separate Account as to which no effective instructions have been received are voted for or against any proposition in the same proportion as the shares as to which instructions have been received.

OUR RIGHTS

We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the Securities and Exchange Commission). If necessary, we will seek approval by Policyowners.

Specifically, we reserve the right to:

 . Create new segments of the Separate Account;

 . Create new Separate Accounts;

 . Combine any two or more Separate Accounts;

 . Make available additional divisions of the Separate Account investing in additional investment companies;

 . Invest the assets of the Separate Account in securities other than shares of the Funds as a substitute for such shares already purchased or as the securities to be purchased in the future;

 . Operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law; and

 . Deregister the Separate Account under the Investment Company Act of 1940 in the event such registration is no longer required.

MML Bay State also reserves the right to change the name of the Separate
Account.

We have reserved all rights to the name MML Bay State Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

DIRECTORS AND OFFICERS OF MML BAY STATE

Directors:

Paul D. Adornato, Director and Senior Vice
 President-Operations
   Director (since 1987) and Senior Vice President-Operations, MML Bay State, since 1996; Senior Vice President, MassMutual, since 1986.

Lawrence V. Burkett, Jr., Director, President
 and Chief Executive Officer
   Director, President and Chief Executive Officer, MML Bay State, since 1996; Executive Vice President and General Counsel, MassMutual, since 1993; Senior Vice President and Deputy General Counsel, 1992-1993.

John B. Davies, Director
   Director, MML Bay State, since 1996; Executive Vice President, MassMutual, since 1994; Associate Executive Vice President, 1994-1994; General Agent, 1982-1993.

Anne Melissa Dowling, Director and Senior
 Vice President - Large Corporate Marketing
   Director and Senior Vice President-Large Corporate Marketing, MML Bay State, since 1996; Senior Vice President, MassMutual, since 1996; Chief Investment Officer, Connecticut Mutual Life Insurance Company, 1994-1996; Senior Vice President-International, Travelers Insurance Co., 1987-1993.

Thomas J. Finnegan, Jr., Director and
Secretary
   Director, since 1997, and Secretary, MML Bay State, since 1990; Vice President, Secretary and Associate General Counsel, MassMutual, since 1984.

Daniel J. Fitzgerald, Director
   Director, MML Bay State, since 1994; Executive Vice President, Corporate Financial Operations, MassMutual, since 1994; Senior Vice President, 1991-1994.

Maureen R. Ford, Director and Senior Vice
 President-Annuity Marketing
   Director and Senior Vice President-Annuity Marketing, MML Bay State, since 1996; Senior Vice President, MassMutual, since 1996; Marketing Officer, Connecticut Mutual Life Insurance Company, 1989-1996.

Isadore Jermyn, Director and Senior Vice
 President and Actuary
   Director (since 1990) and Senior Vice President and Actuary, MML Bay State, since 1996; Senior Vice President and Actuary, MassMutual, since 1995; Vice President and Actuary, 1980-1995.

Stuart H. Reese, Director and Senior Vice
 President-Investments
   Director (since 1994) and Senior Vice President-Investments, MML Bay State, since 1996; Senior Vice President, MassMutual, since 1993; Investment Manager, Aetna Life and Casualty and Affiliates, 1979-1993.

PRINCIPAL OFFICERS (other than those who are also Directors):

Ann Iseley
   Treasurer, MML Bay State, since 1996; Vice President and Treasurer, MassMutual, since 1996; Chief Financial and Operations Officer, Connecticut Mutual Financial Services, 1994-1996; Controller, The Mack Company, 1993-1994; Vice President-Finance, Mutual of New York, 1988-1993.

THE GUARANTEED PRINCIPAL ACCOUNT

Because of exemptive and exclusionary provisions, interests in MML Bay State's general account (which include interests in the Guaranteed Principal Account) are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and MML Bay State has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in the Prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

A Policyowner may allocate or transfer all or part of the net Premium to the Guaranteed Principal Account at any time, and such amounts shall become part of MML Bay State's general account assets. The transfer will take effect when we receive a written request in good order at our Principal Administrative Office. The allocation or transfer of amounts to the Guaranteed Principal Account does not entitle a Policyowner to share in the investment experience of those assets. Instead, MML Bay State guarantees that those amounts allocated to the Guaranteed Principal Account which are in excess of any Policy loans will accrue interest daily at an effective annual rate equal to the greater of: a) 4%, and b) the rate determined by an index defined in the Policy less any tax charge which reflects the Policy's share of our federal income tax liability. For amounts equal to any Policy loans, the guaranteed rate is the greater of a) 4% and b) the Policy loan rate less an MML Bay State declared charge for expenses and taxes. This charge will not be greater than 2% per year (this charge is currently 1.5%). Although MML Bay State is not obligated to credit interest at a rate higher than this minimum, it may declare a higher rate applicable for such periods as it deems appropriate. Upon request MML Bay State will inform Policyowners of the then applicable rate. Since MML Bay State takes into account the need to provide for its expenses and guarantees, the crediting rate declared by MML Bay State shall be net of charges it imposes against the earnings of the GPA.

FEDERAL INCOME TAX CONSIDERATIONS

The ultimate effect of federal income taxes on values under this Policy and on the economic benefit to the Policyowner or Beneficiary depends on MML Bay State's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not an exhaustive discussion of all tax questions that might arise under the Policies, and is not intended as tax advice. Moreover, no representation is made as to the likelihood of continuation of current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service. MML Bay State reserves the right to make changes in the Policy to assure that it continues to qualify as life insurance for tax purposes. For complete information on federal and state law considerations, a qualified tax adviser should be consulted. No attempt is made to consider any applicable state or other tax laws.

MML Bay State - Tax Status. MML Bay State is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The Separate Account is not a separate entity from MML Bay State and its operations form a part of MML Bay State.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining Account Values. The investment income and realized capital gains are automatically applied to increase book reserves associated with the Policies. Under existing federal income tax law, the Separate Account's investment income, including net capital gains, is not taxed to MML Bay State to the extent applied to increase reserves associated with the Policies. The reserve items taken into account at the close of the taxable year for purposes of determining net increases or net decreases must be adjusted for tax purposes by subtracting any amount attributable to appreciation in the value of assets or by adding any amount attributable to depreciation. MML Bay State's basis in the assets underlying the Separate Account's Policies will be adjusted for appreciation or depreciation, to the extent the reserves are adjusted. Thus, corporate level capital gains and loss, and the tax effect thereof, are eliminated.

Due to MML Bay State's current tax status, no charge is made to the Separate Account for MML Bay State's federal income taxes that may be attributable to the Separate Account. Periodically, MML Bay State reviews the question of a charge to the Separate Account for MML Bay State's federal income taxes. A charge may be made for any federal income taxes incurred by MML Bay State that are attributable to the Separate Account. Depending on the method of calculating interest on Policy values allocated to the Guaranteed Principal Account (see preceding section), a charge may be imposed for the Policy's share of MML Bay State's federal income taxes attributable to that account.

Under current laws, MML Bay State may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, MML Bay State reserves the right to charge the Separate Account for such taxes, if any, attributable to the Separate Account.

Policy Proceeds, Premiums and Loans. MML Bay State believes that the Policy meets the statutory definition of life insurance under Code Section 7702 and hence receives the same tax treatment as that accorded to fixed benefit life insurance. Thus, the Death Benefit under the Policy is generally excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code. As an exception to this general rule, where a Policy has been transferred for value, only the portion of the Death Benefit which is equal to the total consideration paid for the Policy may be excluded from gross income. The Policyowner is not deemed to be in constructive receipt of the cash values, including increments thereon, under the Policy until a full surrender or partial withdrawal is made (unless the Policy is a "modified endowment contract," as discussed below).

Upon a full surrender of a Policy for its Cash Surrender Value the Policyowner may recognize ordinary income for federal tax purposes. Ordinary income is computed to be the amount by which the Account Value, unreduced by any outstanding Policy Debt but less any surrender charges assessed, exceeds the premiums paid but not previously recovered and any other consideration paid for the Policy.

Decreases in Selected Face Amount and Withdrawals may be taxable depending on the circumstances. Code Section 7702(f)(7) provides that where a reduction of future benefits occurs during the first 15 years after a Policy is issued and where there is a cash distribution associated with that reduction, the Policyowner may be taxed on all or a part of the amount distributed. After 15 years, such cash distributions are not subject to federal income tax, except to the extent they exceed the total amount of premiums paid but not previously recovered. Where the provisions of Code Section 7702(f) do not cause a taxable event, a withdrawal is taxable only to the extent that it exceeds the Policyowner's as yet unrecovered premium contributions. MML Bay State suggests that you consult with your tax adviser in advance of a proposed decrease in Selected Face Amount or Withdrawal as to the portion, if any, which would be subject to federal income tax.

A change of the Policyowner or the Insured or an exchange or assignment of the Policy may have tax consequences depending on the circumstances.

MML Bay State also believes that under current law any loan received under the Policy will be treated as Policy Debt of a Policyowner, and that no part of any loan under a Policy will constitute income to the Policyowner unless the Policy has become a "modified endowment contract." If the Policy is a modified endowment contract under Code Section 7702A, loans will be fully taxable to the extent of income in the Policy and could be subject to an additional 10 percent tax. See the discussion on modified endowment contracts below. Under the "personal" interest limitation provisions of the Tax Reform Act of 1986, interest on Policy loans used for personal purposes, which otherwise meet the requirements of Code Section 264, will no longer be tax deductible. However, other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax adviser for further guidance.

If the Policy is owned by a business or corporation, the 1986 Act may impose additional restrictions. The Act limits the interest deduction available for loans against a business-owned Policy. It imposes an indirect tax upon the gain in corporate-owned life insurance policies by way of the corporate alternative minimum tax, for those corporations subject to the alternative minimum tax. The corporate alternative minimum tax could also apply to a portion of the amount by which Death Benefits received exceed the Policy's date of death cash value.

Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary.

MML Bay State cannot make any guarantee regarding the future tax treatment of any Policy. For complete information on the impact of changes with respect to the Policy and federal and state tax considerations, a qualified tax adviser should be consulted.

Modified Endowment Contracts. Contrary to the rules described above, loans and other amounts distributed under a "modified endowment contract" are taxable to the extent of any accumulated income in the Policy. The collateral assignment of a modified endowment contract is treated as a distribution and subjects the Policyowner to taxation on the gain accumulated within the Policy. For successive tax years, as long as the collateral assignment remains on the Policy, the Policyowner would be subject to current taxation on any increase in the Policy's accumulated income.

In general, the amount which may be subject to tax is the excess of the Account Value (both loaned and unloaned) over the previously unrecovered premiums paid. Appropriate adjustments are made to account for amounts previously taxable as a result of policy loans or collateral assignments. Death benefits paid under a modified endowment contract, however, are not taxed any differently from death benefits payable under other life insurance contracts.

A Policy is a modified endowment contract if it satisfies the definition of life insurance set out in the Internal Revenue Code, but fails the additional "7-pay test." A Policy fails this test if the accumulated amount paid under the contract at any time during the first seven contract years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. A Policy which would otherwise satisfy the 7-pay test will still be taxed as a modified endowment contract if it is received in exchange for a modified endowment contract.

Certain changes will require a Policy to be retested to determine whether it has become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause the Policy to be retested as if it had originally been issued with the reduced death benefit. If the premiums actually paid into the Policy exceed the limits under the 7-pay test for a policy with the reduced death benefit, the Policy will become a modified endowment contract. This change is effective retroactively to the contract year in which the actual premiums paid exceed the new 7-pay limits.

In addition, a "material change" occurring at any time while the Policy is in force will require the Policy to be retested to determine whether it continues to meet the 7-pay test. A material change starts a new 7-pay test period. The term "material change" includes many increases in death benefits. A material change does not include an increase in death benefits which is attributable to the payment of premiums necessary to fund the lowest level of death benefits payable during the first seven contract years, or which is attributable to the crediting of interest with respect to such premiums.

Since the Policy provides for flexible premium payments, the Company has instituted procedures to monitor whether increases in death benefits or additional premium payments cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premium payments will have to be considered.

If any amount is taxable as a distribution of income under a modified endowment contract, it will also be subject to a 10% penalty tax. Limited exceptions from the additional penalty tax are available for individual Policyowners. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer. For complete information with respect to modified endowment contract status, a qualified tax adviser should be consulted.

Once a Policy fails the 7-pay test, loans and distributions occurring in the year of failure and thereafter become subject to the rules for modified endowment contracts. In addition, a recapture provision applies to loans and distributions received in anticipation of failing the 7-pay test. Any distribution or loan made within two years prior to failing the 7-pay test is considered to have been made in anticipation of the failure.

Under certain circumstances, a loan or other distribution under a modified endowment contract may be taxable even though it exceeds the amount of income accumulated in the Policy. For purposes of determining the amount of income received from a modified endowment contract, the law requires the aggregation of all modified endowment contracts issued to the same Policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such Policy are taxable to the extent of the income accumulated in all the contracts required to be aggregated.

Qualified Plans. The Policy may be used in conjunction with certain tax-qualified employee benefit plans. Since the rules governing such use are complex, a purchaser should not use the Policy in conjunction with any such qualified plan until he has consulted a competent tax adviser. The Policy may not be used in conjunction with an Individual Retirement Account (IRA).

Diversification Standards. To comply with final regulations under Code Section 817(h) ("Final Regulations"), each Fund of the Trust is required to diversify its investments. The Final Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of the Trust's assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies to treat a pro-rata portion of each asset of the Trust as an asset of the Separate Account. All Securities of the same issuer are treated as a single investment. However, each government agency or instrumentality is treated as a separate issuer.

With respect to variable life insurance contracts, the general diversification requirements are modified if any of the assets of the Separate Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in United States Treasury Securities, and for purposes of determining whether assets other than United States Treasury Securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Separate Account's investment in United States Treasury Securities. Notwithstanding this modification of the general diversification requirements, the Funds of the Trust will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts which must comply with the general standards.

In connection with the issuance of the temporary regulations prior to the Final Regulations, the Treasury announced that such temporary regulations did not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard were not issued in connection with the Final Regulations, however. It is not clear, at this time, what future regulations might provide. It is possible that if future regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, MML Bay State reserves the right to modify the Policy, as necessary, to prevent the Policyowner from being considered the owner of the assets of the Separate Account.

MML Bay State intends to comply with the Final Regulations to assure that the Policy continues to qualify as life insurance for federal income tax purposes.

ADDITIONAL PROVISIONS OF THE POLICY

Reinstatement Option. For a period of five (5) years after termination the Policyowner can request that we reinstate the Policy during the Insured's lifetime. We will not reinstate the Policy if it has been returned for its Cash Surrender Value. Note that a termination or reinstatement may cause the Policy to become a modified endowment contract.

Before we will reinstate the Policy, we must receive the following:

 . A premium payment equal to the amount necessary to produce Account Value equal to 3 times the total monthly deduction for the Policy on the Monthly Calculation Date on or next following the date of reinstatement

 . Evidence of insurability satisfactory to us and

 . Where necessary, a signed acknowledgement that the Policy has become a modified endowment contract.

If we do reinstate the Policy, the Selected Face Amount for the reinstated Policy will be the same as it would have been if the Policy had not terminated.

Payment Options. All or part of the Death Benefit or Cash Surrender Value may be taken in cash or as a series of level payments. Proceeds applied will no longer be affected by the investment experience of the Separate Account divisions or the GPA.

To receive payments, the proceeds to be applied must be at least $2,000. If the payments under any option are less than $20.00 each, we reserve the right to make payments at less frequent intervals. Payment options are as described below.

Fixed Amount Payment Option. Each monthly payment is for an agreed fixed amount not less than $10.00 for each $1,000.00 applied under the option. Interest of at least 3% per year is credited each month on the unpaid balance and added to it. Payments continue until the amount we hold runs out.

Fixed Time Payment Option. Equal monthly payments are made for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the interest rate we credit to the unpaid balance. This interest rate will not be less than 3% per year.

Interest Payment Option. We hold amounts applied under this option and pay interest on the unpaid balance of at least 3% per year.

Lifetime Payment Option. Equal monthly payments are based on the life of a named person. Payments continue for the lifetime of that person. Three variations are available:

 . Payments for life only.

 . Payments guaranteed for five, ten or twenty years.

 . Payments guaranteed for the amount applied.

Joint Lifetime Payment Option. Equal monthly payments are based on the lives of two named persons. While both named persons are living, one payment will be made each month. When one of the named persons dies, the same payment continues for the lifetime of the other. Two variations are available.

 . Payment for two lives only. No specific number of payments is guaranteed.
  Under this option there may be one payment if the two named persons die prior to the second payment.

 . Payments guaranteed for 10 years.

Joint Lifetime Payment Option with Reduced Payments. Monthly payments are based on the lives of two named persons. While both named persons are living, one payment will be made each month. When one dies, payments are reduced by one-third and will continue for the lifetime of the other.

Withdrawal Rights under Payment Options. If provided in the payment option election, all or part of the paid balance may be withdrawn or applied under any other option. Payments which are based on a named person's life may not be withdrawn.

Additional Benefits You Can Get by Rider. The Policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. None of these benefits depends on the investment performance of the Separate Account or the GPA. An additional benefit is provided by a rider and is subject to the terms of both the Policy and the rider. The following riders are available.

Waiver of Monthly Charges Rider. This rider provides that the monthly deductions for the Policy and riders attached to it are waived after the insured has been totally disabled for six months. The benefit is available to Insureds ages 0-59 and provides coverage up to the Policy Anniversary nearest age 65. For disabilities which begin prior to age 60, the rider provides benefits for the life of the Insured. If disability begins after the Policy Anniversary Date nearest the Insured's 60th birthday and before age 65, we will not waive the monthly deductions which are due on or after the Policy Anniversary Date nearest the Insured's 70th birthday.

Accidental Death Benefit Rider. With this rider, we pay an additional Death Benefit if the Insured dies as a direct result of accidental bodily injury. The benefit is available to Insureds ages 0-65. Death must occur before the Policy Anniversary nearest the Insured's 70th birthday.

Insurability Protection Rider. This rider provides the right to increase the Selected Face Amount of the Policy without evidence of insurability on one or more regular option dates or on substitute option dates. The benefit is available to Insured's ages 0-38 and expires on the Policy Anniversary Date nearest the Insured's 43rd birthday. Substitute option dates occur after the Insured's marriage or the birth of a child of the insured. The amount of each increase cannot be less than $15,000 or more than $100,000.

Accelerated Death Benefit Rider. Subject to state availability, MML Bay State offers an Accelerated Death Benefit Rider. This rider provides for the payment of a death benefit to the Beneficiary if the Insured is terminally ill. We must receive proof of the terminal illness prior to the time when this rider may be attached.

Beneficiary. A Beneficiary is any person named on our records to receive insurance proceeds after the Insured dies. You name the Beneficiary when you apply for the Policy. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

Any Beneficiary may be named an irrevocable beneficiary. An irrevocable beneficiary is one whose consent is needed to change that Beneficiary. The consent of any irrevocable beneficiary is needed to exercise any Policy right except the right to:

 . Change the frequency of premium payments; and

 . Reinstate the Policy after termination.

The Beneficiary may be changed during the Insured's lifetime by forwarding a request in writing to our Principal Administrative Office. Generally, the change will take effect as of the date of the request. If no Beneficiary is living when the Insured dies, unless provided otherwise the Death Benefit is paid to the Owner or, if deceased, the Owner's estate.

Assignment. The Policy may be assigned as collateral for a loan or other obligation. But for any assignment to be binding on us, we must receive a signed copy of it at our Principal Administrative Office. We are not responsible for the validity of any assignment.

Limits on Our Right to Challenge the Policy. Except for any increases in Selected Face Amount, we must bring any legal action to contest the validity of a Policy within two years from its issue Date. After that we cannot contest its validity, except for failure to pay premiums. For any increase in the Selected Face Amount, we must bring legal action to contest that increase within two years from the effective date of the increase or within two years from the Issue Date of the

Insurability Protection Rider, if the increase is provided by that rider.

Misstatement of Age or Sex. If the Insured's age or sex is misstated in the Policy application, the Death Benefit payable under the Policy will be adjusted based on what the Policy would provide according to the most recent mortality charge for the correct date of birth or correct sex.

Suicide. If the Insured commits suicide within two years from the Issue Date (or less where required by law), and while the Policy is in force, we pay a limited Death Benefit in one sum to the Beneficiary. The limited Death Benefit is the amount of premiums paid for the Policy, less any Policy Debt or amounts withdrawn. For any increases in the Selected Face Amount, the limited Death Benefit will be the monthly deductions made for that increase. If the limited Death Benefit for the entire Policy is payable, there will be no additional payment for the increase.

When We Pay Proceeds. If the Policy has not terminated, payment of the Cash Surrender Value, loan proceeds or the Death Benefit are made within 7 days after we receive any required documents at our Principal Administrative Office. But we can delay payment of the Cash Surrender Value or any withdrawal from the Separate Account, loan proceeds attributable to the Separate Account, or the Death Benefit during any period that:

 . It is not reasonably practicable to determine the amount because the New York
  Stock Exchange is closed (other than customary week-end and holiday closings), trading is restricted by the Securities and Exchange Commission, or the SEC declares that an emergency exists; or

 . The SEC, by order, permits us to delay payment in order to protect our Policyowners.

In addition, a premium payment is not available to satisfy a surrender request until the check, or other instrument by which the premium payment was made, has been honored.

We may delay paying any surrender value or loan proceeds based on the GPA for up to 6 months from the date the request is received at our Principal Administrative Office. We can delay payment of the entire Death Benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. Upon receiving the information from a completed investigation, we generally make a determination within five days as to whether the claim should be authorized for payment. Payments are made promptly after authorization. If payment of a Cash Surrender Value or Withdrawal value is delayed for 30 days or more, we add interest at an annual rate of 3%. We add interest to a Death Benefit from the date of death to the date of payment at the same rate as is paid under the Interest Payment Option.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account and the GPA are maintained by MassMutual or MML Bay State. Each year within 30 days after the Policy Anniversary, we will mail you a report showing the Account Value at the beginning of the previous Policy Year, all premiums paid since that time, all additions to and deductions from Account Value during the year, and the Account Value, Death Benefit, Cash Surrender Value and Policy Debt as of the latest Policy Anniversary. This report contains any additional information required by any applicable law or regulation.

SALES AND OTHER AGREEMENTS

MML Investors Services, Inc. ("MMLISI"), 1414 Main Street, Springfield, MA 01144-1013 acts as the principal underwriter of the Policies pursuant to a Servicing Agreement to which MMLISI, MML Bay State, and the Separate Account are parties. MMLISI is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

The Policies are no longer offered for sale to the public. Policyowners may continue, however, to make premium payments under existing Policies. MMLISI is the current broker-dealer for the existing Policies.

Under the Servicing Agreement among MMLISI, MML Bay State, and the Separate Account, MMLISI receives compensation for its activities as principal underwriter of the Policies. Compensation paid to MMLISI in 1996 under the Agreement was $34,658. Commissions were paid through MMLISI to agents and selling brokers for selling the Policies. During 1996 such payments amounted to $4,610,798.

Commissions Schedule. Agents or selling brokers receive commissions as a percentage of the premium payable in each Policy Year. The maximum commission percentages are shown in the following Table:

                                                       Percentage
                                  Commission         Above Minimum
Policy Year                       Percentage        Planned Premium
------------                      -----------       ----------------
1                                     50%                  2%

2-10                                   6%                  2%

11 and after                           2%                  2%

Agents may receive commissions at lower rates on Policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries. Lower first year commission rates apply for issue ages over 65.

Agents under financing agreements with a general agent of MassMutual may be compensated differently.

Agents who meet certain productivity and persistency standards in selling MML Bay State and MassMutual policies are eligible for added compensation. General agents and brokers receive commissions based on different schedules.

Service Agreement. In addition to acting as investment manager for the Funds underlying the Separate Account divisions, MassMutual performs certain investment and administrative duties for us. MassMutual does this according to a written agreement. The agreement is automatically renewed each year, unless either party terminates it. Under this agreement, we pay MassMutual for salary costs and other services and an amount for indirect costs incurred through our use of MassMutual's personnel and facilities.

Bonding Arrangement. An insurance company blanket bond is maintained providing $25,000,000 coverage for officers and employees of MassMutual and MML Bay State (subject to a $350,000 deductible) and $25,000,000 coverage for MassMutual's general agents and agents (also subject to a $350,000 deductible).

LEGAL PROCEEDINGS

We are not involved in any material legal proceedings.

EXPERTS

The financial statements of the Variable Life Plus Segment of the Separate Account and the financial statements of MML Bay State included in this Prospectus have been included herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

Coopers & Lybrand's report includes explanatory paragraphs relating to the use of statutory accounting practices rather than generally accepted accounting principles.

Actuarial matters in this Prospectus have been examined by Craig Waddington, FSA, MAAA. An opinion on actuarial matters is filed as an exhibit to the registration statements we filed with the SEC.

FINANCIAL STATEMENTS

The financial statements of MML Bay State and the Variable Life Plus Segment of the Separate Account included herein should be considered only as bearing upon the ability of MML Bay State to meet its obligations under the Policy.

Report Of Independent Accountants

To the Board of Directors and Policyowners of MML Bay State Life Insurance Company

We have audited the statements of assets and liabilities of the MML Equity Division, MML Money Market Division, MML Managed Bond Division and MML Blend Division of the Variable Life Plus segment of MML Bay State Variable Life Separate Account I as of December 31, 1996, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of investments owned as of December 31, 1996 by examination of the records of MML Series Investment Fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the MML Equity Division, MML Money Market Division, MML Managed Bond Division and MML Blend Division of the Variable Life Plus segment of MML Bay State Variable Life Separate Account I at December 31, 1996, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


                                        Coopers & Lybrand L.L.P.
Springfield, Massachusetts
February 4, 1997

MML Bay State Variable Life Separate Account I -- Variable Life Plus STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

                                                                                  MML            MML
                                                                   MML           Money         Managed          MML
                                                                  Equity         Market         Bond           Blend
                                                                 Division       Division      Division        Division
                                                                 --------       --------      --------        --------
ASSETS
Investment in the MML Series Investment Fund
 Number of shares (Note 2) ................................      3,947,769      2,133,284        386,593       2,424,058
                                                              ============     ==========     ==========     ===========

 Identified cost (Note 3B) ................................   $ 90,676,480     $2,133,283     $4,662,561     $46,565,034
                                                              ============     ==========     ==========     ===========

 Value (Note 3A) ..........................................   $117,589,574     $2,133,284     $4,657,808     $53,264,621
Dividends receivable ......................................      5,476,702          8,365         74,013       1,819,406
Receivable from MML Bay State Life Insurance Company.......          1,012           --               89           4,332
                                                              ------------     ----------     ----------     -----------
 Total assets .............................................    123,067,288      2,141,649      4,731,910      55,088,359

LIABILITIES
Payable to MML Bay State Life Insurance Company............           --            9,010           --              --
                                                              ------------     ----------     ----------     -----------
NET ASSETS ................................................   $123,067,288     $2,132,639     $4,731,910     $55,088,359
                                                              ============     ==========     ==========     ===========

Net Assets:
For variable life insurance policies.......................   $123,037,068     $2,117,336     $4,711,875     $55,062,304
Retained in Variable Life Separate Account I by
 MML Bay State Life Insurance Company......................         30,220         15,303         20,035          26,055
                                                              ------------     ----------     ----------     -----------
 Net assets ...............................................   $123,067,288     $2,132,639     $4,731,910     $55,088,359
                                                              ============     ==========     ==========     ===========

Accumulation units (Note 8)
 Policyowners .............................................     40,714,685      1,383,622      2,351,881      21,133,540
 MML Bay State Life Insurance Company......................         10,000         10,000         10,000          10,000
                                                              ------------     ----------     ----------     -----------
 Total units ..............................................     40,724,685      1,393,622      2,361,881      21,143,540
                                                              ============     ==========     ==========     ===========

NET ASSET VALUE PER ACCUMULATION UNIT
 December 31, 1996 ........................................   $       3.02     $     1.53     $     2.00     $      2.61
 December 31, 1995 ........................................           2.52           1.46           1.95            2.30
 December 31, 1994 ........................................           1.93           1.39           1.64            1.87
 December 31, 1993 ........................................           1.86           1.34           1.71            1.83
 December 31, 1992 ........................................           1.71           1.31           1.54            1.68


                      See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I -- Variable Life Plus

STATEMENT OF OPERATIONS
For The Year Ended December 31, 1996

                                                                 MML           MML
                                                   MML          Money        Managed         MML
                                                  Equity        Market        Bond          Blend
                                                 Division      Division     Division       Division
                                               ------------   ----------   -----------   ------------
Investment income
Dividends (Note 3B) ........................   $  5,478,434   $   89,181   $   280,614   $  3,239,921

Expenses
Mortality and expense risk
 fee (Note 4) ..............................        420,453        7,250        17,334        200,508
                                               ------------   ----------   -----------   ------------

Net investment income (Note 3C) ............      5,057,981       81,931       263,280      3,039,413
                                               ------------   ----------   -----------   ------------
Net realized and unrealized
 gain (loss) on investments
Net realized gain (loss) on
 investments (Notes 3 and 6) ...............      2,103,813           --        (8,838)       894,768
Change in net unrealized
 appreciation/depreciation
 of investments ............................     12,069,834           --      (130,618)     2,493,656
                                               ------------   ----------   -----------   ------------
Net gain (loss) on investments .............     14,173,647           --      (139,456)     3,388,424
                                               ------------   ----------   -----------   ------------
Net increase in net assets
 resulting from operations .................   $ 19,231,628   $   81,931   $   123,824   $  6,427,837
                                               ============   ==========   ===========   ============








                      See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I -- Variable Life Plus

STATEMENT OF CHANGES IN NET ASSETS
For The Years Ended December 31, 1996 and 1995

                                                                                  1996
                                                   ---------------------------------------------------------------
                                                                         MML             MML
                                                       MML              Money           Managed           MML
                                                      Equity            Market           Bond            Blend
                                                     Division          Division        Division         Division
                                                   ------------      ------------     ----------       -----------
Increase (decrease) in net assets
Operations:
 Net investment income ......................     $   5,057,981      $    81,931      $   263,280      $  3,039,413
 Net realized gain (loss) on investments ....         2,103,813               --           (8,838)          894,768
 Change in net unrealized
  appreciation/depreciation of investments ..        12,069,834               --         (130,618)        2,493,656
                                                  -------------      -----------      -----------      ------------
 Net increase in net assets
  resulting from operations .................        19,231,628           81,931          123,824         6,427,837
                                                  -------------      -----------      -----------      ------------
Capital transactions: (Note 8)
 Transfer of net premium ....................        30,253,210          479,029          965,175        13,099,759
 Transfer to Guaranteed Principal Account....            (1,631)          (2,710)          (4,530)           (1,159)
 Transfer of surrender values ...............        (2,815,182)         (28,198)        (114,542)       (1,190,428)
 Transfer due to death benefits..............           (47,935)          (1,609)         (20,793)          (19,767)
 Transfer due to policy loans,
  net of repayment ..........................        (2,517,403)         (83,415)        (100,937)       (1,136,293)
 Transfer due to reimbursement (payment)
  of accumulation unit value fluctuation.....            (7,844)            (292)          (2,296)            3,513
 Withdrawal due to charges for administrative
  and insurance costs .......................       (11,654,245)        (181,244)        (432,135)       (5,542,332)
 Divisional transfers .......................         1,364,488         (102,281)          33,776        (1,295,983)
                                                  -------------      -----------      -----------      ------------
 Net increase in net assets
  resulting from capital transactions .......        14,573,458           79,280          323,718         3,917,310
                                                  -------------      -----------      -----------      ------------
Total increase ..............................        33,805,086          161,211          447,542        10,345,147

NET ASSETS, at beginning of the year ........        89,262,202        1,971,428        4,284,368        44,743,212
                                                  -------------      -----------      -----------      ------------
NET ASSETS, at end of the year ..............     $ 123,067,288      $ 2,132,639      $ 4,731,910      $ 55,088,359
                                                  =============      ===========      ===========      ============
                                                                               1995
                                                  ----------------------------------------------------------------
                                                                        MML              MML
                                                      MML              Money           Managed            MML
                                                     Equity            Market            Bond            Blend
                                                    Division          Division         Division         Division
                                                  ------------       ----------       ----------       -----------
Increase (decrease) in net assets
Operations:
 Net investment income ......................     $  2,982,182      $    95,125      $   235,755      $  2,286,564
 Net realized gain (loss) on investments ....          897,322               --           13,452           326,935
 Change in net unrealized
  appreciation/depreciation of investments ..       14,402,552               --          382,495         4,912,611
                                                 -------------      -----------      -----------      ------------
 Net increase in net assets
  resulting from operations .................       18,282,056           95,125          631,702         7,526,110
                                                 -------------      -----------      -----------      ------------
Capital transactions: (Note 8)
 Transfer of net premium ....................       34,340,734          923,562        1,137,679        15,356,994
 Transfer to Guaranteed Principal Account....          (51,835)         (20,893)          (5,113)          (38,076)
 Transfer of surrender values ...............       (1,616,752)         (60,015)         (55,294)         (648,565)
 Transfer due to death benefits..............          (23,630)              --             (945)          (50,885)
 Transfer due to policy loans,
  net of repayment ..........................       (1,630,072)         (84,454)         (75,539)         (621,268)
 Transfer due to reimbursement (payment)
  of accumulation unit value fluctuation ....          (12,629)             196           11,608            15,605
 Withdrawal due to charges for administrative
  and insurance costs .......................      (10,872,668)        (272,925)        (421,419)       (5,307,865)
 Divisional transfers .......................          813,705         (345,752)          43,723          (511,676)
                                                 -------------      -----------      -----------      ------------
 Net increase in net assets
  resulting from capital transactions .......       20,946,853          139,719          634,700         8,194,264
                                                 -------------      -----------      -----------      ------------
Total increase ..............................       39,228,909          234,844        1,266,402        15,720,374

NET ASSETS, at beginning of the year ........       50,033,293        1,736,584        3,017,966        29,022,838
                                                 -------------      -----------      -----------      ------------
NET ASSETS, at end of the year ..............    $  89,262,202      $ 1,971,428      $ 4,284,368      $ 44,743,212
                                                 =============      ===========      ===========      ============


                      See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I --  Variable Life Plus

Notes To Financial Statements

1. HISTORY

   MML Bay State Variable Life Separate Account I ("Separate Account I") is a separate investment account established on June 9, 1982 by MML Bay State Life Insurance Company ("MML Bay State") in accordance with the provisions of Chapter 376 of the Missouri Statutes. MML Bay State is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual").

   MML Bay State maintains three segments within Separate Account I. The initial segment ("Variable Life Segment") is used exclusively for MML Bay State's limited payment variable whole life insurance policy.

   On August 4, 1988, MML Bay State established a second segment ("Variable Life Plus Segment") within Separate Account I to be used exclusively for MML Bay State's flexible premium variable whole life insurance policy, known as Variable Life Plus.

   On July 24, 1995, MML Bay State established a third segment ("Variable Life Select Segment") within Separate Account I to be used exclusively for MML Bay State's flexible premium variable whole life insurance policy, known as Variable Life Select.

   The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 and the rules promulgated thereunder. MML Bay State paid $40,000 to the Variable Life Plus Segment on August 4, 1988 to provide initial capital: 12,216 shares were purchased in the four series of shares of the management investment company described in
   Note 2 supporting the divisions of the Variable Life Plus Segment.

2. INVESTMENT OF THE VARIABLE LIFE PLUS SEGMENT'S ASSETS

   The Variable Life Plus Segment maintains four divisions. The MML Equity Division invests in shares of MML Equity Fund, the MML Money Market Division invests in shares of MML Money Market Fund, the MML Managed Bond Division invests in shares of MML Managed Bond Fund and the MML Blend Division invests in shares of MML Blend Fund. MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund are the four series of MML Series Investment Fund (the "MML Trust"). The MML Trust is a no-load, registered, open-end, diversified management investment company for which MassMutual acts as investment manager. Concert Capital Management, Inc. ("Concert") served as the investment sub-advisor to MML Equity Fund and the Equity Sector of the MML Blend Fund from 1993-1996. Concert merged with and into David L. Babson & Company, Inc. ("Babson") effective December 31, 1996. At such time, both Concert and Babson were wholly-owned subsidiaries of Babson Acquisition Corporation, which is a controlled subsidiary of MassMutual. Thus, effective January 1, 1997, Babson serves as the investment sub-advisor to MML Equity Fund and the Equity Sector of the MML Blend Fund. MassMutual paid Concert a quarterly fee equal to an annual rate of .13% of the average daily net asset value of MML Equity Fund and the Equity Sector of MML Blend Fund.

   In addition to the four divisions of the Variable Life Plus Segment, a policyowner may also allocate funds to the Guaranteed Principal Account, which is part of MML Bay State's general account. Because of exemptive and exclusionary provisions, interests in the Guaranteed Principal Account, which is part of MML Bay State's general account, are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940.

3. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed consistently by the Variable Life Plus Segment in the preparation of the financial statements in conformity with generally accepted accounting principles.

   A. Investment Valuation

   The investments in MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund are each stated at market value which is the net asset value of each of the respective funds.

   B. Accounting For Investments

   Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

   C. Federal Income Taxes

   MML Bay State is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Variable Life Plus Segment is part of MML Bay State's total operation and is not taxed separately. The Variable Life Plus Segment will not be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of the Variable Life Plus Segment credited to the policies. Accordingly, MML Bay State does not intend to make any charge to the Variable Life Plus Segment's divisions to provide for company income taxes. MML Bay State may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Variable Life Plus Segment.

   D. Policy Loan

   When a policy loan is made, the Variable Life Plus Segment transfers the amount of the loan to MML Bay State, thereby decreasing both the assets and the reserves of the Variable Life Plus Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate, in all jurisdictions except Arkansas, at the time of application. All loan repayments are allocated to the Guaranteed Principal Account.

   The policyowner earns interest at an annual rate determined by MML Bay State, which will not be less than 4%, on any loaned amount.

   E. Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. CHARGES

   MML Bay State charges the the Variable Life Plus Segment divisions for the mortality and expense risks it assumes. The charge is made daily at an effective annual rate of 0.40% of the value of each division's net assets.


   MML Bay State makes certain deductions from the annual premium before amounts are allocated to the Variable Life Plus Segment and the Guaranteed Principal Account. The deductions are for sales charges and state premium taxes. No additional deductions are taken when money is transferred from the Guaranteed Principal Account to the Variable Life Plus Segment. MML Bay State also makes certain charges for the cost of insurance and administrative costs.

5. SALES AGREEMENTS

   MML Investors Services, Inc. ("MMLISI"), a wholly-owned subsidiary of MassMutual, acts as principal underwriter (as defined in the Investment Company Act of 1940, as amended) of the policies pursuant to an agreement among MMLISI, MML Bay State and Separate Account I. The policies are no longer offered for sale to the public. Policyowners may continue, however, to make premium payments under existing policies. MMLISI is the current broker-dealer for the existing policies.

   Under the servicing agreement among its activities, MMLISI, MML Bay State and Separate Account I, agents received commissions for its activities as principal underwriters of the policies. MML Bay State reimburses MMLISI for such compensation.

6.   PURCHASES AND SALES OF INVESTMENTS

                                                                   MML            MML
                                                   MML            Money         Managed           MML
   For the Year Ended                             Equity          Market         Bond            Blend
   December 31, 1996                             Division        Division       Division        Division
   -----------------                             --------        --------       --------        --------
   Cost of purchases .......................   $ 23,554,235     $1,014,394     $1,180,123     $10,985,209
   Proceeds from sales .....................      6,033,597        848,693        581,501       4,562,567
   Average monthly value of securities......    104,500,112      1,828,519      4,332,901      49,884,011

7.    NET INVESTMENT RETURN

      The following table shows the net investment return for each division in the Variable Life Plus Segment:

                                                    MML          MML
                                      MML          Money       Managed        MML
                                     Equity        Market        Bond        Blend
   For the Year Ended:              Division      Division     Division    Division
   -------------------              --------      --------     --------    --------
     December 31, 1996............    18.29%         4.47%        2.85%     12.83%
     December 31, 1995............    26.30%         5.03%       16.89%     20.32%
     December 31, 1994............     3.72%         3.41%       (3.90)%     2.23%
     December 31, 1993............     8.49%         2.31%        9.91%      8.39%
     December 31, 1992............    10.17%         2.98%        6.79%      9.07%

      The net investment return for each division of the Variable Life Plus Segment is computed using the net increase in net assets resulting from operations as compared to the average monthly net assets. The net investment return figures shown above do not reflect expenses related to insurance products. Inclusion of such expenses would reduce the net investment return figures for all periods shown.

8.   NET INCREASE (DECREASE) IN ACCUMULATION UNITS

                                                     MML         MML
                                        MML         Money      Managed        MML
      For the Year Ended               Equity       Market       Bond        Blend
      December 31, 1996               Division     Division    Division    Division
      -----------------               --------     --------    --------    ---------
      Units purchased..............  11,061,920     321,133     498,819    5,418,933
      Units withdrawn and
        transferred to Guaranteed
        Principal Account..........  (6,211,017)   (199,230)   (347,604)  (3,258,016)
      Units transferred between
        divisions..................     492,311     (76,090)     11,346     (509,444)
                                     ----------   ---------   ---------   ----------
       Net increase................   5,343,214      45,813     162,561    1,651,473
      Units, at beginning of the
        year.......................  35,381,471   1,347,809   2,199,320   19,492,067
                                     ----------   ---------   ---------   ----------
      Units, at end of the year....  40,724,685   1,393,622   2,361,881   21,143,540
                                     ==========   =========   =========   ==========

                                                     MML        MML
                                        MML        Money      Managed        MML
     For the Year Ended                Equity      Market       Bond        Blend
     December 31, 1995                Division    Division    Division     Division
     -----------------               ----------   ---------   ---------   ----------
     Units purchased...............  15,481,429     650,831     645,726    7,399,298
     Units withdrawn and
       transferred to Guaranteed
       Principal Account...........  (6,364,767)   (307,665)   (312,678)  (3,193,698)
     Units transferred between
       divisions...................     358,443    (243,923)     27,767     (239,733)
                                     ----------   ---------   ---------   ----------
     Net increase..................   9,475,105      99,243     360,815    3,965,867
     Units, at beginning of the
       year........................  25,906,366   1,248,566   1,838,505   15,526,200
                                     ----------   ---------   ---------   ----------
      Units, at end of the year....  35,381,471   1,347,809   2,199,320   19,492,067
                                     ==========   =========   =========   ==========

9. CONSOLIDATED MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

   As discussed in Note 1, the financial statements only represent activity of MML Bay State's Variable Life Plus Segment. The combined net assets as of December 31, 1996 for Separate Account I, which includes the Variable Life, Variable Life Plus and Variable Life Select Segments, are as follows:

                                                                 MML           MML
                                                    MML         Money        Managed         MML
   For the Year Ended                              Equity       Market         Bond         Blend
   December 31, 1996                               Division     Division      Division      Division
   -----------------                               --------     --------      --------      --------
   Total assets ..............................   $164,236,513   $5,162,759   $6,347,145   $69,888,083
   Total liabilities .........................        401,924      128,811       15,731        92,495
                                                 ------------   ----------   ----------   -----------
   Net assets ................................   $163,834,589   $5,033,948   $6,331,414   $69,795,588
                                                 ============   ==========   ==========   ===========
   Net assets:
   For variable life insurance policies ......    162,482,920    4,802,758    6,113,815    68,757,536
   Retained in Variable Life Separate Account I
   by MML Bay State Life Insurance Company ...      1,351,669      231,190      217,599     1,038,052
                                                 ------------   ----------   ----------   -----------
   Net assets ................................   $163,834,589   $5,033,948   $6,331,414   $69,795,588
                                                 ============   ==========   ==========   ===========
                                                 Oppenheimer*              Oppenheimer*  Oppenheimer*
                                                    Capital    Oppenheimer*    Global     Strategic
   For the Year Ended                            Appreciation    Growth     Securities      Bond
   December 31, 1996                                Division     Division    Division     Division
   -----------------                              ------------  ----------  ----------   ----------
   Total assets ..............................     $7,232,280   $4,761,677   $4,024,134   $1,024,663
   Total liabilities .........................        136,308       68,220       33,626        3,188
                                                   ----------   ----------   ----------   ----------
   Net assets ................................     $7,095,972   $4,693,457   $3,990,508   $1,021,475
                                                   ==========   ==========   ==========   ==========
   Net assets:
   For variable life insurance policies ......      7,089,132    4,686,562    3,984,803    1,015,547
   Retained in Variable Life Separate Account I
   by MML Bay State Life Insurance Company ...          6,840        6,895        5,705        5,928
                                                   ----------   ----------   ----------   ----------
   Net assets ................................     $7,095,972   $4,693,457   $3,990,508   $1,021,475
                                                   ==========   ==========   ==========   ==========


*Offered to the Variable Life Select Segment only.








   Offered through MML Investors Services, Inc., Springfield, Massachusetts.

Report Of Independent Accountants

To the Board of Directors of
MML Bay State Life Insurance Company


We have audited the accompanying statutory statement of financial position of MML Bay State Life Insurance Company as of December 31, 1996 and 1995, and the related statutory statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using statutory accounting practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the Department of Insurance of the State of Missouri, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not determinable at this time, are presumed to be material.

In our report dated February 23, 1996, we expressed our opinion that the 1995 and 1994 financial statements, prepared using statutory accounting practices, presented fairly, in all material respects, the financial position of the MML Bay State Life Insurance Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995 in conformity with generally accepted accounting principles ("GAAP"). As described in Note 2 to the financial statements, financial statements of stock life insurance subsidiaries of mutual life insurance enterprises issued or reissued after 1996, and prepared in accordance with statutory accounting principles, are no longer considered to be presentations in conformity with GAAP. Accordingly, our present opinion on the 1995 and 1994 statutory financial statements as presented herein is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the third paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of MML Bay State Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MML Bay State Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, on the statutory basis of accounting described in Note 2.

Springfield Massachusetts                        Coopers & Lybrand, L.L.P.
February 7, 1997

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENT OF FINANCIAL POSITION

                                                             December 31,
                                                          1996          1995
                                                          ----          ----
                                                            (In Thousands)
Assets:
Bonds ............................................   $   44,929.6   $   41,260.6
Policy loans .....................................        9,988.3        6,444.9
Cash and short-term investments ..................        7,013.9          490.5
Investment and insurance amounts receivable ......        2,277.8        1,268.0
Transfer due from separate account ...............       50,186.8       29,015.6
Federal income tax receivable ....................        1,139.4          215.5
Other assets .....................................        4,034.9          109.8
Separate account assets ..........................      706,668.9      265,188.5
                                                     ------------   ------------
                                                     $  826,239.6   $  343,993.4
                                                     ============   ============
Liabilities:
Policyholders' reserves and funds ................   $   26,533.5   $   19,095.9
Policy claims and other benefits .................        1,074.1        1,507.6
Payable to parent ................................        2,929.9        3,165.2
Accrued insurance expenses and taxes .............        6,905.3        4,693.5
Asset valuation reserve ..........................          228.8          153.8
Other liabilities ................................        7,235.6        2,200.7
Separate account reserves and liabilities ........      703,670.1      262,833.9
                                                     ------------   ------------
                                                        748,577.3      293,650.6
                                                     ============   ============
Shareholder's equity:
Common stock, $200 par value
 25,000 shares authorized
 12,501 shares issued and
 outstanding .....................................        2,500.2        2,000.2
Paid-in capital and contributed surplus ..........       71,736.9       46,736.9
Surplus ..........................................        3,425.2        1,605.7
                                                     ------------   ------------
                                                         77,662.3       50,342.8
                                                     ------------   ------------
                                                     $  826,239.6   $  343,993.4
                                                     ============   ============

                  See notes to statutory financial statments

MML BAY STATE LIFE INSURANCE COMPANY
STATUTORY STATEMENT OF INCOME


                                                    Years Ended December 31,
                                               1996           1995          1994
                                               ----           ----          ----
                                                         (In Thousands)

   Income:
   Premium income .......................   $  441,212.1  $   92,732.8  $  54,481.4
   Net investment and other income ......        8,430.6       4,305.8      3,531.8
   Expense allowance on reinsurance ceded            0.0         526.5        132.4
                                            ------------  ------------  -----------
                                               449,642.7      97,565.1     58,145.6
                                            ------------  ------------  -----------
   Benefits and expenses:
   Policy benefits and payments .........       11,035.0       5,691.0      2,939.9
   Addition to policyholders' reserves,
   funds and separate accounts ..........      363,526.2      66,974.4     30,422.1
   Operating expenses ...................       24,032.2      11,222.9     11,960.6
   Commissions ..........................       28,133.3      15,072.4     10,747.5
   State taxes, licenses and fees .......        9,051.1       2,546.8      1,405.1
                                            ------------  ------------  -----------
                                               435,777.8     101,507.5     57,475.2
                                            ------------  ------------  -----------
   Net gain (loss) from operations before
    federal income taxes ................       13,864.9      (3,942.4)       670.4
   Federal income taxes (benefit) .......       11,829.0         632.8       (934.8)
                                            ------------  ------------  -----------
   Net gain (loss) from operations ......        2,035.9      (4,575.2)     1,605.2
   Net realized capital loss ............          (58.1)        (42.8)       (24.4)
                                            ------------  ------------  -----------
   Net income (loss) ....................   $    1,977.8  $   (4,618.0) $   1,580.8
                                            ============  ============  ===========


                 See notes to statutory financial statements.

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY


                                                                      Years Ended December 31,
                                                                 1996           1995            1994
                                                                 ----           ----            ----
                                                                           (In Thousands)
    Shareholder's equity, beginning of year .............     $  50,342.8    $  55,963.0    $  33,396.9
                                                              -----------    -----------    -----------
    Increases (decrease) due to:
      Net income (loss) .................................         1,977.8       (4,618.0)       1,580.8
      Additions to asset valuation reserve ..............           (75.0)         (47.0)         (43.3)
      Change in separate account surplus ................            35.0          344.2          108.6
      Surplus contribution ..............................        25,500.0            0.0       25,000.0
      Prior year adjustment .............................             0.0       (1,299.4)      (4,101.5)
      Change in accounting for mortgage backed securities             0.0            0.0           21.5
      Change in non-admitted assets and other ...........          (118.3)           0.0            0.0
                                                              -----------    -----------    -----------
                                                                 27,319.5       (5,620.2)      22,566.1
                                                              -----------    -----------    -----------
    Shareholder's equity, end of year ...................     $  77,662.3    $  50,342.8    $  55,963.0
                                                              ===========    ===========    ===========

                 See notes to statutory financial statements.

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENT OF CASH FLOWS


                                                                        Years Ended December 31,
                                                                   1996           1995          1994
                                                                   ----           ----          ----
                                                                            (In Thousands)
    Operating activities:
    Net income (loss) ....................................     $   1,977.8    $  (4,618.0)   $   1,580.8
     Additions to policyholders' reserves, funds,
      and net of transfers to separate accounts ..........         7,004.1        8,610.8        2,064.6
     Net realized capital loss ...........................            58.1           42.8           24.4
     Change in receivable from separate accounts .........       (21,171.1)      (7,907.6)      (6,456.2)
     Change in receivable (payable) to parent ............          (235.4)      (1,203.0)       5,145.0
     Change in federal taxes receivable (payable) ........          (923.9)      (1,018.7)        (910.3)
     Other changes .......................................         1,536.8       (2,543.9)      (1,178.9)
                                                               -----------    -----------    -----------
     Net cash provided by (used in) operating activities .       (11,753.6)      (8,637.6)         269.4
                                                               -----------    -----------    -----------
    Investing activities:
     Purchases of investments and loans ..................       (35,959.1)     (28,440.1)     (43,275.8)
     Sales or maturities of investments and receipts
      from repayments of loans ...........................        28,736.1       36,618.2       18,455.4
                                                               -----------    -----------    -----------
     Net cash provided by (used in) investing activities .        (7,223.0)       8,178.1      (24,820.4)
                                                               -----------    -----------    -----------
    Financing activities:
     Capital and Surplus contribution ....................        25,500.0            0.0       25,000.0
                                                               -----------    -----------    -----------
     Net cash provided by financing activities ...........        25,500.0            0.0       25,000.0
                                                               -----------    -----------    -----------
    Increase (decrease) in cash and short-term investments         6,523.4         (459.5)         449.0

    Cash and short-term investments, beginning of year ...           490.5          950.0          501.0
                                                               -----------    -----------    -----------
    Cash and short-term investments, end of year .........     $   7,013.9    $     490.5    $     950.0
                                                               ===========    ===========    ===========

                  See Notes To Statutory Financial Statements

Notes To Statutory Financial Statements

1. OPERATIONS

MML Bay State Life Insurance Company ("the Company") is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). The Company's insurance operation consists primarily of flexible and limited premium variable whole life insurance and variable annuities distributed through career agents. On March 1, 1996, the operations of Connecticut Mutual Life Insurance Company were merged into MassMutual.

2. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements, except as to form, have been prepared in conformity with the practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the State of Missouri ("statutory accounting practices"), which practices were also considered to be in conformity with generally accepted accounting principles ("GAAP"). In 1993, the Financial Accounting Standards Board ("FASB") issued interpretations No. 40 ("Fin. 40"), "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises", which clarified that mutual life insurance companies issuing financial statements described as prepared in conformity with GAAP after 1995 are required to apply all applicable GAAP pronouncements in preparing those financial statements. In January 1995, the FASB issued Statement No. 120 ("SFAS 120"), Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts," which among other things, extended the applicability of certain FASB statements to mutual life insurance companies and deferred the effective date of Fin. 40 to financial statements issued or reissued after 1996. As required by generally accepted auditing standards, the opinion expressed by our independent accountants on the 1995 and 1994 financial statements is different from that expressed in their previous report.

The accompanying statutory financial statements are different in some respects from GAAP financial statements. The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs in connection with acquiring new business, are charged to current operations as incurred, whereas under GAAP these expenses would be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP would value bonds at fair value and (d) deferred income taxes are not provided for book-tax timing differences whereas GAAP would record deferred income taxes.

The preparation of statutory financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities, at the date of the statutory financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements.

The following is a description of the Company's current principal accounting policies and practices.

a. Investments

Bonds are valued in accordance with rules established by the National Association of Insurance Commissioners. Generally, bonds are valued at amortized cost.

As promulgated by the National Association of Insurance Commissioners, the Company adopted the retrospective method of accounting for amortization of premium and discount on mortgage backed securities as of December 31, 1994. This method considers prepayment assumptions for mortgage backed securities, which were obtained from a prepayment model, that factors in mortgage type, seasoning, coupon, current interest rate and the economic environment. The effect of this change, $21.5 thousand, was recorded as of December 31, 1994 as an increase to shareholders' equity on the Statutory Statement of Financial Position and had no material effect for 1996 and 1995 net income. Through December 31, 1994, premium and discount on bonds were amortized into investment income over the stated lives of the securities.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are stated at amortized cost, which approximates fair value.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve and an Interest Maintenance Reserve. The Asset Valuation Reserve and other investment reserves as prescribed by the regulatory authorities, stabilize the shareholders' equity against declines in the value of bonds. The Interest Maintenance Reserve captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and amortizes these capital gains and losses into income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital losses of $33.7 thousand in 1996 and net realized after tax capital gains of $250.2 thousand in 1995 and net realized after tax capital losses of $7.0 thousand in 1994 were charged to the Interest Maintenance Reserve. Amortization of the Interest Maintenance Reserve into net investment income amounted to $85.8 thousand in 1996, $42.1 thousand in 1995 and $86.9 thousand in 1994. The Interest Maintenance Reserve is included in other liabilities on the statutory Statement of Financial Position.

Realized capital gains and losses, less taxes, not includable in the Interest Maintenance Reserve, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in shareholders' equity.

b. Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable life insurance policyholders. Assets, consisting of holdings in an open-end series investment fund affiliated with MassMutual, bonds, common stocks, and short-term investments, are reported at fair value. Transfer due from separate account represents the separate account assets in excess of statutory benefit reserves. Premiums, benefits and expenses of the separate accounts are reported on the Statutory Statement of Income. The Company receives compensation for providing administrative services to the separate account and for assuming mortality and expense risks in connection with the policies. The Company had $2,998.8 thousand and $2,354.6 thousand of its assets invested in the separate account as of December 31, 1996 and 1995, respectively.

The net transfers to separate accounts of $356,088.6 thousand, $59,792.6 thousand and $28,141.7 thousand in 1996, 1995 and 1994, respectively, are included in addition to policyholders' reserves, funds and separate accounts.


c. Policyholders' Reserves

Policyholders' reserves for life contracts were developed using accepted actuarial methods computed principally on the net level premium method and the Commissioners' Reserve Valuation Method using the 1958 and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 3.5 to 5.5 percent. Reserves for individual annuities are based on accepted actuarial methods, principally at interest rates ranging from 5.5 to 6.0 percent.

During 1994, actuarial guidelines requiring additional reserves for immediate payment of claims became effective. While the Company's aggregate reserves were sufficient, the reserves for certain products were not recorded. The effect of correctly recording these reserves was $1,299.4 thousand at December 31, 1994 and was recorded as an adjustment to shareholders' equity during 1995.

d. Premium and Related Expense Recognition

Premium revenue is recognized annually on the anniversary date of the policy. Commissions and other costs related to issuance of new policies, maintenance and settlement costs, are charged to current operations.

e. Cash and Short-Term Investments

For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid short-term investments purchased with a maturity of twelve months or less to be cash and short-term investments.

3 STOCKHOLDER'S EQUITY

The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of all states in which the Company is licensed to do business. Substantially all of the statutory stockholder's equity is subject to dividend restrictions relating to various state regulations which limit the payment of dividends without prior approval. Under these regulations, $3,425.2 thousand of stockholder's equity is available for distribution to shareholders in 1997 without prior regulatory approval.

4. RELATED PARTY TRANSACTIONS

Investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Service fees are accrued based upon estimated costs and are billed the following period, when actual costs are available. Fees incurred under the terms of this agreement were $16,429.2 thousand, $6,588.1 thousand and $7,762.9 thousand in 1996, 1995 and 1994, respectively.

The Company had reinsurance agreements with MassMutual in which MassMutual assumed specific plans of insurance on a coinsurance basis and on a yearly renewal term basis. The coinsurance agreement was terminated in 1995. A termination fee of $6,200.0 thousand was recorded as an expense and paid to MassMutual for the rights to retain future fees and charges on the reinsurance business. While the agreement was in effect, the Company ceded premiums amounting to $29,597.0 thousand and $26,115.1 thousand in 1995 and 1994, respectively. Additionally, the Company ceded administrative and insurance charges of $4,310.3 thousand in 1995 and $4,208.3 thousand in 1994 for policies issued in those years. The Company received $4,836.8 thousand and $8,434.7 thousand and 1995 and 1994, respectively, as commissions and an expense allowance. Reserves on all business ceded amounted to $8,027.9 thousand in 1995, immediately preceding the termination, which reduced policyholders' reserves and funds. The Company's separate accounts retained the assets applicable to variable life reserves of the policies reinsured under the agreement with MassMutual. Premium income and the expense allowance on reinsurance ceded differ from annual statement presentation.

A provision in the Company's coinsurance agreement with MassMutual required surrender charge offsets to be included in the ceding provisions of the reinsurance contract with MassMutual. This surrender charge offset, inherent in the reserve calculations of the separate account liabilities, is considered funds which would be due to the general account of MassMutual if the life policies were surrendered. During 1993, this provision was incorrectly excluded from amounts recorded for the contract. The effect of correctly recording this provision was $4,101.5 thousand at December 31, 1993 and was recorded as an adjustment to shareholders' equity during 1994. The effects of this adjustment in 1994 were included in the expense allowance on reinsurance ceded and all related tax benefits were recorded in 1995 and 1994 on the Statutory Statement of Income in accordance with the accounting practices of the National Association of Insurance Commissioners.

During 1996 and 1994, MassMutual contributed additional paid in capital of $25,000.0 thousand cash to the Company.

5. FEDERAL INCOME TAXES

The provision for federal income taxes is based upon the Company's best estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the federal tax provision, using the most current information available, and adjusting for miscellaneous temporary differences, primarily reserves and acquisition costs, resulted in an effective tax rate which is other than the statutory tax rate.

The Internal Revenue Service is currently examining the Company's income tax returns through the year 1992. Federal income tax returns for the years 1995, 1994 and 1993 are open to examination by the Internal Revenue Service. The Company believes any adjustments resulting from such examinations will not materially affect its statutory financial statements.

The Company plans to file its 1996 federal income tax return on a consolidated basis with MassMutual and MassMutual's other life and non-life affiliates. The Company and its life and non-life affiliates are subject to a written tax allocation agreement which allocates tax liability in a manner permitted under Treasury regulations. Generally, the agreement provides that loss members shall be compensated for the use of their losses and credits by other members.

The Company made federal tax payments of $12,811.7 thousand and $1,892.0 thousand in 1996 and 1995, respectively. No federal tax payments were made during 1994.

6. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a. Bonds

The carrying value and estimated fair value of bonds are as follows:

                                                                          December 31, 1996
                                                                          -----------------
                                                                         Gross          Gross       Estimated
                                                           Carrying    Unrealized     Unrealized       Fair
                                                            Value         Gains         Losses        Value
                                                           --------    ----------     ----------    ---------
                                                                             (In Thousands)
U.S. Treasury Securities and Obligations of U.S.
 Government Corporations and Agencies ..........        $   7,767.8      $   79.5      $   41.1      $   7,806.2
Mortgage-backed securities .....................            8,265.9          42.1          64.6          8,243.4
Industrial securities ..........................           28,895.9         293.6         146.1         29,043.4
                                                        -----------      --------      --------      -----------
   TOTAL .......................................        $  44,929.6      $  415.2      $  251.8      $  45,093.0
                                                        ===========      ========      ========      ===========

                                                                               December 31, 1995
                                                                               -----------------
                                                                           Gross       Gross        Estimated
                                                           Carrying     Unrealized   Unrealized       Fair
                                                            Value          Gains       Losses         Value
                                                           --------     ----------   ----------     ---------
                                                                            (In Thousands)
U.S. Treasury Securities and Obligations of U.S.
 Government Corporations and Agencies ..........        $   7,929.3      $  107.8      $   1.0      $   8,036.1
Mortgage-backed securities .....................           11,979.4         114.9         35.9         12,058.4
Industrial securities ..........................           21,351.9         684.2          1.7         22,034.4
                                                        -----------      --------      -------      -----------
   TOTAL .......................................        $  41,260.6      $  906.9      $  38.6      $  42,128.9
                                                        ===========      ========      =======      ===========

The carrying value and estimated fair value of bonds at December 31, 1996 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

                                                                       Estimated
                                                            Carrying     Fair
                                                              Value      Value
                                                            ---------  ---------
                                                              (In Thousands)
Due in one year or less...................................  $ 6,383.8  $ 6,423.7
Due after one year through five years.....................   13,043.8   13,203.9
Due after five years through ten years....................   12,929.9   12,865.2
Due after ten years.......................................    1,510.1    1,503.1
                                                             --------  ---------
                                                             33,867.6   33,995.9
Mortgage-backed securities, including securities guaranteed
 by the U.S. Government...................................   11,062.0   11,097.1
                                                            ---------  ---------
   TOTAL..................................................  $44,929.6  $45,093.0
                                                            =========  =========

Proceeds from sales and maturities of investments in bonds were $28,736.1 thousand during 1996, $36,584.5 thousand during 1995 and $17,742.4 thousand during 1994. Gross capital gains of $33.2 thousand in 1996, $535.0 thousand in 1995 and $44.5 thousand in 1994 and gross capital losses of $65.2 thousand in 1996, $87.0 thousand in 1995 and $52.3 thousand in 1994 were realized on those sales, a portion of which were included in the Interest Maintenance Reserve.
The estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix.

b. Other

It is not practicable to determine the fair value of policy loans which do not have a stated maturity.

7. LIQUIDITY

The withdrawal characteristics of the policyholders' reserves and funds, including separate accounts, and the invested assets which support them at December 31, 1996 are illustrated below:

                                                                                       (In Thousands)
   Total policyholders' reserves and funds and separate account liabilities     $730,203.6
   Not subject to discretionary withdrawal                                          (143.3)
   Policy loans                                                                   (9,988.3)
                                                                                ----------
     Subject to discretionary withdrawal                                                        $720,072.0
                                                                                                ----------
   Total invested assets, including separate investment accounts                $768,600.7
   Policy loans and other invested assets                                         (9,988.3)
                                                                                ----------
     Readily marketable investments                                                             $758,612.4
                                                                                                ==========

8. BUSINESS RISKS AND CONTINGENCIES

Approximately 52% of the Company's premium revenue is derived from two customers.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premiums. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.
In 1996, the Company elected not to admit $83.3 thousand of guaranty fund premium tax offset receivables relating to prior assessments.

The Company is involved in litigation arising out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be foreseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

9. AFFILIATED COMPANIES

The relationship of the Company, its parent and affiliated companies as of December 31, 1996 is illustrated below. Subsidiaries are wholly-owned by the parent, except as noted.

Parent
------
Massachusetts Mutual Life Insurance Company

  Subsidiaries of Massachusetts Mutual Life Insurance Company
  -----------------------------------------------------------
  C.M. Assurance Company
  C.M. Benefit Insurance Company
  C.M. Life Insurance Company
  MassMutual Holding Company
  MassMutual Holding Company Two, Inc. (Sold in March 1996)
  MassMutual of Ireland, Limited
  MML Bay State Life Insurance Company
  MML Distributors, LLC

     Subsidiaries of MassMutual Holding Company
     ------------------------------------------
     GR Phelps, Inc.
     MassMutual Holding Trust I
     MassMutual Holding Trust II
     MassMutual Holding MSC, Inc.
     MassMutual International, Inc.
     MassMutual Reinsurance Bermuda (Sold  in December 1996)
     MML Investors Services, Inc.
     State House One (Liquidated in December 1996)

     Subsidiaries of MassMutual Holding Trust I
     ------------------------------------------
     Antares Leveraged Capital Corporation
     Charter Oak Capital Management, Inc.
     Cornerstone Real Estate Advisors, Inc.
     DLB Acquisition Corporation
     Oppenheimer Acquisition Corporation - 86.15%

     Subsidiaries of MassMutual Holding Trust II
     -------------------------------------------
     CM Advantage, Inc.
     CM International, Inc.
     CM Property Management, Inc.
     High Yield Management, Inc.
     MMHC Investments, Inc.
     MML Realty Management
     Urban Properties, Inc.
     Westheimer 335 Suites, Inc.

     Subsidiaries of MassMutual International
     ----------------------------------------
     MassLife Seguros de Vida (Argentina) S. A.
     MassMutual International (Bermuda) Ltd.
     Mass Seguros de Vida (Chile) S. A.
     MassMutual International (Luxemburg) S. A.

     MassMutual Holding MSC, Incorporated
     ------------------------------------
     MassMutual/Carlson CBO N. V. - 50%
     MassMutual Corporate Value Limited - 46%

     Affiliates of Massachusetts Mutual Life Insurance Company
     ---------------------------------------------------------
     MML Series Investment Fund
     MassMutual Institutional Funds
     Oppenheimer Value Stock Fund

Appendix A

Illustrations of Death Benefits,
Cash Surrender Values and Accumulated Premiums

The following tables illustrate the way in which a Policy operates. They show how the death benefit and cash surrender value could vary over an extended period of time, assuming the Funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on annual premiums of $1,200 for a nonsmoker male and female age 35, both issued standard based on full underwriting. Separate tables are shown for the current and guaranteed schedule of charges. These tables will assist in the comparison of death benefits and cash surrender values for the Policy with those under other variable life policies which may be issued by MML Bay State or other companies.

1. The illustration on page 43 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a current schedule of charges.

2. The illustration on page 44 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using guaranteed schedules of mortality and expense charges and current fund level expenses.

3. The illustration on page 45 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a current schedule of charges.

4. The illustration on page 46 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using guaranteed schedules of mortality and expense charges and current fund level expenses.

The death benefits and cash surrender values for a Policy would be different from the amount shown if the rates of return averaged 0%, 6% and 12% over a period of years but varied above and below that average in individual Policy Years. They would also differ if any Policy loan were made during the period of time illustrated. They would also be different depending upon the allocation of investment value to each division of the Separate Account, if the rates of return for all the Funds averaged 0%, 6% or 12% but varied above or below that average for particular Funds.

The death benefits and cash surrender values shown in illustrations 1 and 3 reflect the following current charges:

1. Administrative Charge, equal to a monthly $4.00 per Policy charge for nonqualified policies.

2. Cost of Insurance Charge, based on the current rates being charged by the Company for standard, fully underwritten risks.

3. Mortality and Expense Risk Charge, which is equal to .40% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

4. Fund level expenses of .45% on an annual basis, of the net asset value of the Fund shares held by the Separate Account. Actual Fund level expenses may vary.

The death benefits and cash surrender values shown in illustrations 2 and 4 reflect the following guaranteed maximum charges as well as the current fund level expenses.

1. Administrative Charge, equal to $8.00 per month.

2. Cost of Insurance Charge, based on the 1980 CSO Mortality Table.

3. Mortality and Expense Risk Charge, which is equal to .40% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

Cash surrender values shown in the tables reflect the deduction of the applicable Administrative Surrender Charge (during the first ten Policy Years) and the applicable Sales Load Surrender Charge (during the first fifteen Policy Years). Taking into account the Mortality and Expense Risk Charge and the Fund level expenses, the effect is that for gross annual rates of return of 0%, 6% and 12%, the actual net annual rate of return would be -0.846%, 5.103% and 11.053% respectively.

MassMutual has agreed to bear expenses of the Funds (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of average daily net asset value of each Fund through April 30, 1998. During 1996 no expenses were required to be reimbursed pursuant to this undertaking.

Currently no charge is made against the Separate Account for federal income taxes but MML Bay State reserves the right to charge the Separate Account for federal income taxes attributable to the Separate Account if such taxes are imposed in the future.

The second column of each table shows the amounts which would accumulate if an amount equal to the annual premium were invested to earn interest after taxes of 5% per year, compounded annually.

The tables are based on the assumptions that the Policyowner has not requested an increase or decrease in the Selected Face Amount, that no Policy loans, or additional premium payments have been made, and no transaction charges have been incurred, and that the entire Account Value under the Policy is allocated to the Funds.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount
$1,200 Annual Premium
Using Current Schedule Of Charges

                                                   Death  Benefit                    Cash Surrender Value
                        Premiums             Assuming Hypothetical Gross         Assuming Hypothetical Gross
End Of                 Accumulated           Annual Investment Return of         Annual Investment Return of
Policy               at 5% Interest          ---------------------------         ---------------------------
 Year                   Per Year             0%           6%         12%           0%        6%         12%
------               --------------       --------    --------    --------      -------   -------    --------
1                        $1,260           $100,000    $100,000    $100,000         $178      $237        $297
2                         2,583            100,000     100,000     100,000        1,055     1,230       1,413
3                         3,972            100,000     100,000     100,000        1,946     2,296       2,675
4                         5,431            100,000     100,000     100,000        2,850     3,435       4,094
5                         6,962            100,000     100,000     100,000        3,737     4,620       5,656
6                         8,570            100,000     100,000     100,000        4,607     5,855       7,377
7                        10,259            100,000     100,000     100,000        5,460     7,139       9,273
8                        12,032            100,000     100,000     100,000        6,293     8,474      11,364
9                        13,893            100,000     100,000     100,000        7,106     9,863      13,669
10                       15,848            100,000     100,000     100,000        7,897    11,307      16,214
15                       27,189            100,000     100,000     100,000       11,560    19,496      33,653
20                       41,663            100,000     100,000     145,717       13,969    28,908      61,745
25                       60,136            100,000     100,000     217,408       15,136    40,233     106,572
30 (Age 65)              83,713            100,000     100,000     319,808       15,155    54,538     178,664
35                      113,804            100,000     114,450     464,338       13,188    72,437     293,885
40                      152,208            100,000     133,611     678,517        6,876    93,434     474,487
45                      201,222                  0     153,864     986,440            0   117,453     753,008
50                      263,778                  0     177,179   1,443,690            0   144,048   1,173,732

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount
$1,200 Annual Premium
Using Guaranteed Schedules Of Mortality and Expense
Charges as well as Current Fund Level Expenses

                                               Death  Benefit                    Cash Surrender Value
                  Premiums               Assuming Hypothetical Gross          Assuming Hypothetical Gross
End Of           Accumulated             Annual Investment Return of          Annual Investment Return of
Policy         at 5% Interest            ---------------------------          ---------------------------
 Year             Per Year              0%            6%         12%             0%        6%        12%
------         --------------        --------     --------    --------        -------   -------    ------
1                   $1,260           $100,000     $100,000    $100,000           $119      $177      $235
2                    2,583            100,000      100,000     100,000            938     1,106     1,281
3                    3,972            100,000      100,000     100,000          1,770     2,103     2,465
4                    5,431            100,000      100,000     100,000          2,612     3,167     3,794
5                    6,962            100,000      100,000     100,000          3,436     4,272     5,253
6                    8,570            100,000      100,000     100,000          4,241     5,418     6,857
7                   10,259            100,000      100,000     100,000          5,024     6,605     8,619
8                   12,032            100,000      100,000     100,000          5,786     7,837    10,558
9                   13,893            100,000      100,000     100,000          6,525     9,113    12,692
10                  15,848            100,000      100,000     100,000          7,240    10,435    15,044
15                  27,189            100,000      100,000     100,000         10,487    17,869    31,100
20                  41,663            100,000      100,000     134,551         12,451    26,261    57,013
25                  60,136            100,000      100,000     199,762         12,808    35,910    97,922
30 (Age 65)         83,713            100,000      100,000     288,472         10,476    46,854   161,158
35                 113,804            100,000      100,000     405,188          3,057    59,148   256,448
40                 152,208                  0      104,875     566,473              0    73,339   396,135
45                 201,222                  0      115,254     777,620              0    87,980   593,603
50                 263,778                  0      125,501   1,064,427              0   102,033   865,388

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount
$1,200 Annual Premium
Using Current Schedule Of Charges

                                                     Death  Benefit                     Cash Surrender Value
                        Premiums               Assuming Hypothetical Gross           Assuming Hypothetical Gross
End Of                 Accumulated             Annual Investment Return of           Annual Investment Return of
Policy               at 5% Interest            ---------------------------           ---------------------------
 Year                   Per Year               0%           6%         12%             0%        6%         12%
------               --------------         --------    --------    --------        -------   -------    --------
1                          $1,260           $100,000    $100,000    $100,000           $224      $284        $344
2                           2,583            100,000     100,000     100,000          1,121     1,298       1,483
3                           3,972            100,000     100,000     100,000          2,047     2,401       2,785
4                           5,431            100,000     100,000     100,000          2,966     3,559       4,228
5                           6,962            100,000     100,000     100,000          3,869     4,765       5,816
6                           8,570            100,000     100,000     100,000          4,755     6,021       7,565
7                          10,259            100,000     100,000     100,000          5,623     7,328       9,494
8                          12,032            100,000     100,000     100,000          6,475     8,690      11,622
9                          13,893            100,000     100,000     100,000          7,308    10,109      13,972
10                         15,848            100,000     100,000     100,000          8,123    11,588      16,569
15                         27,189            100,000     100,000     106,927         11,919    19,997      34,374
20                         41,663            100,000     100,000     167,936         14,704    29,947      62,897
25                         60,136            100,000     100,000     249,818         16,644    42,293     108,617
30 (Age 65)                83,713            100,000     114,805     362,186         17,607    57,691     182,003
35                        113,804            100,000     132,597     520,008         16,962    76,205     298,855
40                        152,208            100,000     151,426     745,583         14,696    98,971     487,309
45                        201,222            100,000     174,279   1,086,404          8,600   126,289     787,249
50                        263,778                  0     197,888   1,572,208              0   157,054   1,247,784

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount
$1,200 Annual Premium
Using Guaranteed Schedule Of Mortality and Expense
Charges as well as Current Fund Level Expenses

                                                     Death  Benefit                  Cash Surrender Value
                        Premiums               Assuming Hypothetical Gross         Assuming Hypothetical Gross
End Of                 Accumulated             Annual Investment Return of         Annual Investment Return of
Policy               at 5% Interest            ---------------------------         ---------------------------
 Year                   Per Year                0%         6%         12%             0%        6%       12%
------               --------------         --------   --------    --------        -------   -------  --------
1                        $1,260             $100,000   $100,000    $100,000           $171      $230      $288
2                         2,583              100,000    100,000     100,000          1,014     1,184     1,362
3                         3,972              100,000    100,000     100,000          1,884     2,223     2,591
4                         5,431              100,000    100,000     100,000          2,746     3,312     3,950
5                         6,962              100,000    100,000     100,000          3,589     4,441     5,442
6                         8,570              100,000    100,000     100,000          4,413     5,614     7,081
7                        10,259              100,000    100,000     100,000          5,215     6,829     8,883
8                        12,032              100,000    100,000     100,000          5,996     8,090    10,866
9                        13,893              100,000    100,000     100,000          6,756     9,399    13,052
10                       15,848              100,000    100,000     100,000          7,495    10,759    15,463
15                       27,189              100,000    100,000     100,000         10,898    18,453    31,966
20                       41,663              100,000    100,000     156,171         13,305    27,478    58,491
25                       60,136              100,000    100,000     231,731         14,750    38,506   100,753
30 (Age 65)              83,713              100,000    103,816     333,778         14,858    52,169   167,728
35                      113,804              100,000    118,610     472,223         12,243    68,166   271,393
40                      152,208              100,000    131,974     657,158          4,745    86,258   429,515
45                      201,222                    0    145,093     910,526              0   105,140   659,802
50                      263,778                    0    156,139   1,241,892              0   123,920   985,629

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

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "Commission") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.



                             RULE 484 UNDERTAKING

The Bylaws of MML Bay State provide for indemnification of directors and officers as follows:

MML Bay State directors and officers are indemnified under its by-laws. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MML Bay State pursuant to the foregoing provisions, or otherwise, MML Bay State has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MML Bay State of expenses incurred or paid by a director, officer or controlling person of MML Bay State in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MML Bay State will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.



                  REPRESENTATIONS UNDER SECTION 26 (e)(2)(A),
                    OF THE INVESTMENT COMPANY ACT OF 1940

MML Bay State Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable whole life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MML Bay State Life Insurance Company.

                  CONTENTS OF POST-EFFECTIVE  Amendment No. 9

The Post-effective Amendment is comprised of the following documents:

  The Facing Sheet.

  The Prospectus consisting of 46 pages.

  The Undertaking to File Reports.

  The Signatures.

  Written Consents of the Following Persons:

       1.  Coopers & Lybrand L.L.P, independent accountants;

       2.  Counsel opining as to the legality of securities being registered;

       3.  Craig Waddington , Actuary.

The following Exhibits:

  99. The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

       A. (1) Resolution of Board of Directors of MML Bay State establishing the Separate Account.*

           (2)  Not applicable.

           (3)  Distribution Contracts:

                (a) Distribution Servicing Agreement between MMLISI and MML Bay State.**

                (b)  Not applicable.

                (c)  Not applicable.

           (4) Servicing Agreement between MML Bay State Life Insurance Company and Massachusetts Mutual Life Insurance Company.**

           (5)  Flexible Premium Variable Whole Life Insurance Policy.**

           (6)  (a)  Certificate of Incorporation of MML Bay State.**

                (b)  By-Laws of MML Bay State.**

-------
*Filed on January 12, 1988 as part of original Form S-6.
**Filed on April 26, 1988 as part of Pre-Effective Amendment No. 1 to Form S-6.

           (7)  Not applicable.

           (8)  Not applicable.

           (9)  Not applicable.

           (10) Application for a flexible premium variable whole life insurance policy.**

           (11) Memorandum describing MML Bay State's issuance, transfer, and redemption procedures for the Policy. ***

   99.2. Opinion and Consent of Counsel as to the legality of the securities being registered. ****

   3. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

   4.           Not applicable.

   99.C.1.      Consent of Coopers & Lybrand L.L.P.****

   99.C.6. Opinion and consent of Craig Waddington as to actuarial matters pertaining to the securities being registered. ****



   99.5. Powers of Attorney ****

   27.   Financial Data  Schedule****



-----------
**   Filed on April 26, 1988 as part of Pre-Effective Amendment No. 1 to
     Form S-6.
***  Filed on April 26, 1993 as part of Post-Effective Amendment No. 5 to
     Form S-6.
**** Filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has caused this Post-Effective Amendment No. 9 to Registration Statement No. 33-19605 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 21st day of April, 1997.


     MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

     MML BAY STATE LIFE INSURANCE COMPANY
     (Depositor)


     By: /s/ Lawrence V. Burkett, Jr.*
        -------------------------------------------------------------
     Lawrence V. Burkett, Jr., President and Chief Executive Officer MML Bay State Life Insurance Company


/s/ Richard M. Howe     On April 21, 1997, as Attorney-in-Fact pursuant to
----------------------  powers of attorney filed herewith.
*Richard M. Howe

As required by the Securities Act of 1933, this Post-Effective Amendment No. 9 to Registration Statement No. 33-19605 has been signed by the following persons in the capacities and on the duties indicated.

             Signature                     Title                                    Date
             ---------                     -----                                    ----
/s/ Lawrence V. Burkett, Jr.*       President, Chief Executive Officer           April 21, 1997
-----------------------------       and Director
Lawrence V. Burkett, Jr.


/s/ Ann Iseley*                     Treasurer (Principal Financial               April 21, 1997
------------------------------      Officer)
Ann Iseley


/s/ John Miller, Jr.*               Second Vice President and Comptroller        April 21, 1997
-------------------------------     (Principal Accounting Officer)
John Miller, Jr.


/s/ Paul D. Adornato*               Director                                     April 21, 1997
-------------------------------
Paul D. Adornato


/s/ John B. Davies*                 Director                                     April 21, 1997
-------------------------------
John B. Davies


/s/ Anne Melissa Dowling*           Director                                     April 21, 1997
-------------------------------
Anne Melissa Dowling

/s/ Thomas J. Finnegan, Jr.*        Director                                     April 21, 1997
-------------------------------
Thomas J. Finnegan, Jr.

/s/ Daniel F. Fitzgerald*           Director                                     April 21, 1997
-------------------------------
Daniel F. Fitzgerald

             Signature                     Title                                    Date
             ---------                     -----                                    ----

/s/ Maureen R. Ford*                Director                                     April 21, 1997
--------------------------------
Maureen R. Ford


/s/ Isadore Jermyn*                 Director                                     April 21, 1997
--------------------------------
Isadore Jermyn


/s/ Stuart H. Reese*                Director                                     April 21, 1997
--------------------------------
Stuart H. Reese


/s/ Richard M. Howe                 On April 21, 1997, as Attorney-in-Fact pursuant to
--------------------------------    powers of attorney filed herewith.
*Richard M. Howe

                     REPRESENTATION BY REGISTRANT'S COUNSEL
                     --------------------------------------

As Counsel for MML Bay State, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 9 to Registration Statement No. 33-19605, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.


                                    /s/ James M. Rodolakis
                                    ----------------------
                                    James M. Rodolakis
                                    Counsel
                                    MML Bay State Life Insurance Company

                                 EXHIBIT LIST

99.2            Opinion and Consent of James M. Rodolakis

99.C1           Consent of Coopers & Lybrand, L.L.P.

99.C.6          Opinion and Consent of Craig Waddington

99.5            Powers of Attorney

27              Financial Data Schedule